UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23610

CPG Vintage Access Fund IV, LLC

(Exact name of registrant as specified in charter)

125 W. 55th Street

New York, New York 10019

(Address of principal executive offices) (Zip code)

Mitchell A. Tanzman

c/o Central Park Advisers, LLC

125 W. 55th Street

New York, NY 10019

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 317-9200

Date of fiscal year end: March 31

Date of reporting period: March 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

(a)	The Report to Shareholders is attached herewith.

CPG Vintage Access Fund IV, LLC

Financial Statements

For the Year Ended March 31, 2022

With Report of Independent Registered Public Accounting Firm

CPG Vintage Access Fund IV, LLC

Table of Contents
March 31, 2022

Report of Independent Registered Public Accounting Firm	1
Schedule of Investments	2
Statement of Assets and Liabilities	3
Statement of Operations	4
Statements of Changes in Net Assets	5
Statement of Cash Flows	6
Consolidated Financial Highlights	7
Notes to Financial Statements	8-15
Other Information (Unaudited)	16-20
Investment Program (Unaudited)	21-24
Principal Risk Factors (Unaudited)	25-38
Recent Changes (Unaudited)	39
Fund Management (Unaudited)	40-42

CPG Vintage Access Fund IV, LLC

Report of Independent Registered Public Accounting Firm
March 31, 2022

To the Board of Directors and Unitholders of CPG Vintage Access Fund IV, LLC

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CPG Vintage Access Fund IV, LLC (the “Fund”) as of March 31, 2022, and the related statements of operations, changes in net assets, and cash flows, including the related notes, and the financial highlights for the year ended March 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, and the results of its operations, changes in its net assets, its cash flows, and the financial highlights for the year ended March 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the period ended March 31, 2021 and the financial highlights for the period ended March 31, 2021 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated May 28, 2021 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the investee funds; when replies were not received from investee funds, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
June 6, 2022

We have served as the auditor of one or more Central Park Group investment companies since 2022.

CPG Vintage Access Fund IV, LLC

Schedule of Investments
March 31, 2022

Investment Funds (110.64%)	Geographic Region	Acquisition Date	Cost	Fair Value	Percentage of Net Assets
Apollo Hybrid Value Fund II, L.P.(a)(b)(c)	Global	1/31/2022	$4,304,984	$4,147,758	4.88%
Ares Private Credit Solutions II, L.P.(a)(b)(c)	North America	10/28/2021	11,292,229	11,730,101	13.79%
Blackstone Tactical Opportunities Fund IV L.P.(a)(b)(c)	North America	12/31/2021	0	(97,075)	(0.11)%
Cowen Healthcare Investments IV, L.P.(a)(b)	North America	9/22/2021	8,674,460	7,802,037	9.17%
General Atlantic Investment Partners 2021, L.P.(a)(b)	Global	6/14/2021	7,910,893	7,839,652	9.22%
Invesco Venture Alpha Fund II, L.P.(a)(b)(c)	North America	11/19/2021	9,300,492	14,203,596	16.70%
NB Select Opportunities Fund IV, L.P.(a)(b)(c)	North America	5/11/2021	16,600,000	16,488,489	19.39%
North Haven Expansion Equity IX, L.P.(a)(b)(c)	North America	1/20/2022	4,124,041	5,923,745	6.97%
Partners Group Direct Equity 2019 (USD) A, L.P.(a)(b)(c)	North America	8/2/2021	13,084,663	14,554,752	17.11%
Vistria Fund IV, L.P.(a)(b)(c)	North America	6/30/2021	10,643,523	11,494,804	13.52%
Total Investment Funds			$85,935,285	$94,087,859

Total Investments (110.64%)			$85,935,285	$94,087,859
Liabilities in Excess of Other Assets (-10.64%)				(9,046,915)
Net Assets (100.00%)				$85,040,944

(a)

Investments have no redemption provisions, are issued in private placement transactions and are restricted as to resale. For investments that were acquired through multiple transactions, the acquisition date represents the initial acquisition date of the Fund’s investment in the position. Total fair value of restricted securities amounts to $94,087,859, which represents approximately 110.64% of net assets as of March 31, 2022.

(b)	The Fund held unfunded commitments in the investment as of March 31, 2022 (See Note 3 in the accompanying Notes to Consolidated Financial Statements).

(c)	Non-income producing security.

See accompanying Notes to Financial Statements.

CPG Vintage Access Fund IV, LLC

Statement of Assets and Liabilities
March 31, 2022

Assets
Investments, at fair value (Cost $85,935,285)	$94,087,859
Cash	7,629
Capital contributions receivable	870,446
Prepaid Directors’ and Officer fees	51,000
Prepaid expenses and other assets	2,487
Total Assets	95,019,421

Liabilities
Line of credit payable	7,500,000
Distribution and servicing fees payable	1,707,779
Payable to Adviser	519,111
Professional fees payable	175,487
Accounting and administration fees payable	20,000
Transfer agency fees payable	13,416
Accrued organization costs	709
Accounts payable and other accrued expenses	41,975
Total Liabilities	9,978,477
Net Assets	$85,040,944

Composition of Net Assets
Paid-in capital	$77,218,217
Make-up fee	1,809,449
Total distributable income	6,013,278
Net Assets	$85,040,944

Units of Limited Liability Company Interests Outstanding (Unlimited Number of Units Authorized):	8,600,554
Net Asset Value per Unit:	$9.89

See accompanying Notes to Financial Statements.

CPG Vintage Access Fund IV, LLC

Statement of Operations
For the year ended March 31, 2022

Investment Income
Income from Investment Funds	$20,273
Investment Income	20,273

Expenses
Distribution and servicing fees	1,172,115
Management fees	870,505
Professional fees	179,170
Directors’ and Officer fees	139,829
Accounting and administration fees	84,724
Transfer agent fees	81,068
Commitment fee	23,219
Interest expense	15,975
Custody fees	8,110
Insurance expense	4,178
Other expenses	9,667
Total Expenses	2,588,560

NET INVESTMENT LOSS	(2,568,287)

Net Change in Unrealized Appreciation on Investments	8,152,574
Net Increase in Net Assets Resulting from Operations	$5,584,287

See accompanying Notes to Financial Statements.

CPG Vintage Access Fund IV, LLC

Statements of Changes in Net Assets

	For the Year Ended March 31, 2022	For the Period December 29, 2020 (Commencement of Operations) to March 31, 2021
Change in Net Assets Resulting from Operations
Net investment loss	$(2,568,287)	$(743,955)
Net change in unrealized appreciation on investments	8,152,574	—
Net Change in Net Assets Resulting from Operations	5,584,287	(743,955)

Change in Net Assets Resulting from Capital Transactions
Capital contributions	62,714,734	17,495,255
Distribution and servicing fees	(1,325,388)	(493,438)
Make-up fee	1,713,296	96,153
Net Change in Net Assets Resulting from Capital Transactions	63,102,642	17,097,970

Total Net Increase/(Decrease) in Net Assets	68,686,929	16,354,015

Net Assets
Beginning of year	16,354,015	—
End of year	$85,040,944	$16,354,015

Unit Transactions
Unit sold	6,802,172	1,798,382
Net change in units	6,802,172	1,798,382

See accompanying Notes to Financial Statements.

CPG Vintage Access Fund IV, LLC

Statement of Cash Flows
For the year ended March 31, 2022

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$5,584,287
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases of Investment Funds	(94,400,613)
Capital distributions received from Investment Funds	8,465,328
Net change in unrealized depreciation on:
Investments	(8,152,574)
(Increase)/Decrease in assets:
Prepaid Directors’ and Officer fees	(4,544)
Increase/(Decrease) in liabilities:
Payable to Adviser	464,574
Accrued organization costs	709
Accounting and administration fees payable	(430)
Transfer agency fees payable	916
Professional fees payable	34,487
Accounts payable and other accrued expenses	39,975
Net cash used in operating activities	(87,967,885)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from line of credit	16,000,000
Payments on line of credit	(8,500,000)
Proceeds from capital contributions, net of change in contribution receivable	62,369,271
Proceeds from make-up fees	1,713,296
Payment of distribution fees	(111,047)
Net cash provided by financing activities	71,471,520

Net Change in cash	(16,496,365)
Cash, beginning of year	$16,503,994
Cash, end of year	$7,629

Supplemental Disclosure of Cash Flow Information:
Cash paid for interest on line of credit during the period was:	$15,975

See accompanying Notes to Financial Statements.

CPG Vintage Access Fund IV, LLC

Consolidated Financial Highlights

	For the Year Ended	Period from December 29, 2020* to
	March 31, 2022	March 31, 2021
PER UNIT OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD	$9.09	$10.00
Activity from investment operations:(1)
Net investment loss	(0.50)	(0.49	)(2)
Net realized and unrealized loss	1.22	0.00
Total from investment operations	0.72	(0.49)

Activity from capital transactions
Distribution and servicing fees	(0.26)	(0.52)
Proceeds from make-up fees	0.34	0.10
Total activity from capital transactions	0.08	(0.42)

NET ASSET VALUE, END OF PERIOD	$9.89	$9.09

Net assets, end of period (in thousands)	$85,041	$16,354

Ratios/Supplemental Data:
Ratios to average net assets
Net investment income/(loss)(3)	(5.35)%	(18.01	)%(4)
Net income/(loss) excluding line of credit related expenses(3)	(5.32)%	(18.01	)%(4)

Total expenses(3)	5.40%	18.01	%(4)
Total expenses excluding line of credit related expenses(3)	5.36%	18.01	%(4)
Portfolio turnover	0.00%	0.00	%(5)
Total return(6)	8.73%	(9.06	)%(5)

Line of Credit:
Aggregate principal amount, end of period (000s)	$7,500	N/A
Average borrowings outstanding during the period (000s)	$490	N/A
Asset coverage, end of period per $1,000	$12,339	N/A

*	Commencement of operations

(1)	Selected data is for a single unit outstanding throughout the year.

(2)	Based on average shares outstanding during the period.

(3)	The ratios do not include investment income or expenses of the Investment Funds in which the Fund invests.

(4)	Net investment loss and total expenses are annualized for periods less than one full year, except for organizational costs which are one-time expenses.

(5)	Not annualized.

(6)	Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period.

See accompanying Notes to Financial Statements.

CPG Vintage Access Fund IV, LLC

Notes to Financial Statements
March 31, 2022

1. ORGANIZATION

CPG Vintage Access Fund IV, LLC (the “Fund”) was organized as a Delaware limited liability company on September 25, 2020. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a closed-end, non-diversified management investment company. The Fund commenced operations on December 29, 2020. The Fund’s investment adviser is Central Park Advisers, LLC (the “Adviser”), a Delaware limited liability company registered under the Investment Advisers Act of 1940, as amended. The Fund’s investment objective is to seek long-term attractive risk adjusted returns. The Fund seeks to achieve its investment objective principally by making primary investments in a portfolio of institutional private equity, venture, and private debt investment funds managed or sponsored by various asset management firms unaffiliated with the Adviser (the “Investment Funds”) that are represented on the Morgan Stanley Smith Barney LLC (“Morgan Stanley”) platform during the Fund’s vintage period. The Fund also may allocate up to 20% of the Fund’s total capital commitments from investors (“Commitments”) to secondary investments to which CPG Vintage Access Fund, LLC, CPG Vintage Access Fund II, LLC or CPG Vintage Access Fund III, LLC have committed. Morgan Stanley is not a sponsor, promoter, adviser or affiliate of the Fund.

Subject to the requirements of the 1940 Act, the business and affairs of the Fund shall be managed under the direction of the Fund’s Board of Directors (the “Board,” with an individual member referred to as a “Director”). The Board shall have the right, power and authority, on behalf of the Fund and in its name, to do all things necessary and proper to carry out its duties under the Fund’s Limited Liability Company Agreement (the “LLC Agreement”), as amended and restated from time to time. Each Director shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized under Delaware law. No Director shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Director’s authority as delegated by the Board. The Board may delegate the management of the Fund’s day-to-day operations to one or more officers or other persons (including, without limitation, the Adviser), subject to the investment objective and policies of the Fund and to the oversight of the Board. The Directors have engaged the Adviser to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Fund.

The initial closing date for subscriptions for units of limited liability company interests (“Units”) was December 29, 2020 (“Initial Closing”). Subsequent to the Initial Closing, the Fund offers Units at additional closings, which will occur over a period of nine months following the Initial Closing (the last closing being referred to as the “Final Closing”). An investor that participates in a closing that occurs after the Initial Closing will be required to pay a “make-up” fee amount to the Fund. Such “make-up” payments are calculated by applying an annualized rate of 6.0% to the percentage of the aggregate Commitments previously drawn down by the Fund and applied over the period of time since such draw-downs. The amount of the make-up fee payments are paid to and retained as assets of the Fund. This amount is presented as a component of net assets on the Statement of Assets and Liabilities.

The Fund does not have a fixed term. The Investment Funds, however, generally will have fixed terms. Investors reasonably can expect to receive distributions from the Fund periodically after the Fund receives distributions from Investment Funds and when Investment Funds terminate, which the Fund anticipates will occur approximately 10 to 12 years after the Final Closing. The Fund will be wound up and dissolved after its final distribution to investors. The Fund may be dissolved prior thereto in accordance with its LLC Agreement.

CPG Vintage Access Fund IV, LLC

Notes to Financial Statements (Continued)
March 31, 2022

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund meets the definition of an investment company and follows the accounting and reporting guidance as issued through the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Federal Tax Information: It is the Fund’s policy to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund’s policy is to comply with the provisions of the Code applicable to RICs and to distribute to its investors substantially all of its distributable net investment income and net realized gain on investments, if any, earned each year. In addition, the Fund intends to make distributions to avoid excise taxes. Accordingly, no provision for federal income or excise tax has been recorded in these financial statements.

The Fund has adopted a tax year-end of September 30 (the “Tax Year”). As such, the Fund’s tax basis capital gains and losses will only be determined at the end of each Tax Year. Accordingly, tax basis distributions made during the 12 months ended March 31, 2022, but after the Tax Year ended September 30, 2021, will be reflected in the financial statement footnotes for the fiscal year ended March 31, 2023.

Management evaluates the tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained upon examination by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current year. The Tax Year 2021 remains subject to examination by the U.S. taxing authorities. The Fund has not recognized any tax liability for unrecognized tax benefits or expenses. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended March 31, 2022, the Fund did not incur any interest or penalties.

The character of distributions made during the period from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain or loss items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

The March 31, 2022 book cost has been adjusted for book/tax basis differences as of the Fund’s last Tax Year End, September 30, 2021. The cost of investments and the net unrealized appreciation/depreciation on investments as of March 31, 2022 are noted below:

Federal tax cost of investments	$85,935,285
Net unrealized appreciation/depreciation	8,152,574

The Fund has not paid distributions for the Tax Year ended September 30, 2021.

As of September 30, 2021, the components of distributable earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Net unrealized appreciation	8,152,574	(a)
Accumulated capital and other losses	—
Total accumulated earnings	$8,152,574

(a)

The difference between book basis and tax basis unrealized depreciation is primarily attributable to the tax treatment of partnerships. The unrealized appreciation is shown as of March 31, 2022 and there are no outstanding book/tax differences.

CPG Vintage Access Fund IV, LLC

Notes to Financial Statements (Continued)
March 31, 2022

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Permanent book and tax differences resulted in reclassification for the Tax Year ended September 30, 2021 as follows:

Paid in capital	$(1,172,946)
Total distributable earnings/(loss)	1,172,946

Permanent book and tax differences, primarily attributable to net operating loss, resulted in reclassifications for the Tax Year ended September 30, 2021. These reclassifications had no effect on net assets.

Cash: Cash consists of monies held at UMB Bank, N.A. (the “Custodian”). Such cash may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Fund.

Investment Transactions: The Fund accounts for realized gains and losses from its Investment Funds based upon the pro-rata ratio of the fair value and cost of the underlying investments at the date of distribution. Dividend income is recorded on the ex-date and interest income and expenses are recorded on the accrual basis. Distributions from Investment Funds will be received as underlying investments of the Investment Funds are liquidated. Distributions from Investment Funds occur at irregular intervals, and the exact timing of distributions from the Investment Funds has not been communicated from the Investment Funds. It is estimated that distributions will occur over the life of the Investment Funds.

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Fair Value of Financial Instruments: The fair value of the Fund’s assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets and Liabilities. The Fund values its investments in Investment Funds at fair value in accordance with FASB Accounting Standard Codification, Fair Value Measurement (“ASC 820”). See Note 3 for more information.

Distribution and Servicing fee: During the offering period of the Fund (extending nine months from the Initial Closing) the Distribution and Servicing fee (see Note 5) will be charged to paid-in capital as a distribution cost. Thereafter the fee will be expensed as incurred.

Organizational Expenses: The Fund shall bear its organizational expenses; provided, however, that to the extent such organizational and offering expenses exceed $1,000,000, the excess amount over $1,000,000 shall be borne by the Adviser.

3. PORTFOLIO VALUATION

ASC 820 defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation.

CPG Vintage Access Fund IV, LLC

Notes to Financial Statements (Continued)
March 31, 2022

3. PORTFOLIO VALUATION (continued)

The three-tier hierarchy of inputs is summarized below:

●	Level 1 — unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.

●

Level 2 — inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. Level 2 inputs also include quoted prices for similar assets and liabilities in active markets, and quoted prices for identical or similar assets and liabilities in markets that are not active.

●	Level 3 — significant unobservable inputs for the financial instrument (including management’s own assumptions in determining the fair value of investments).

Investments in Investment Funds are recorded at fair value, using the Investment Funds’ net asset value (“NAV”) as a practical expedient in accordance with ASC 820.

The Investment Funds are generally restricted securities that are subject to substantial holding periods and are not traded in public markets, so that the Fund may not be able to resell some of its investments for extended periods, which may be several years.

The NAV of the Fund is determined by, or at the direction of, the Adviser as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined, from time to time, pursuant to policies established by the Board. The Fund’s investments are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate. The Fund’s Valuation Committee (the “Committee”) oversees the valuation process of the Fund’s investments. The Committee meets on a quarterly basis and reports to the Board on a quarterly basis. ASC 820 provides for the use of net asset value (or its equivalent) as a practical expedient to estimate fair value of investments in Investment Funds, provided certain conditions are met. As such, the Fund’s investments in Investment Funds are carried at fair value which generally represents the Fund’s pro-rata interest in the net assets of each Investment Fund as reported by the administrators and/or investment managers of the underlying Investment Funds. All valuations utilize financial information supplied by each Investment Fund and are net of management and incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. The Investment Funds value their underlying investments in accordance with policies established by each Investment Fund, as described in each of their financial statements or offering memoranda. The Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio. The Adviser has assessed factors including, but not limited to, the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place. The Adviser and/or the Board will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported or whether to adjust such value. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund’s financial statements.

The Adviser employs ongoing due diligence policies and processes with respect to Investment Funds and their investment managers. The Adviser assesses the quality of information provided and determines whether such information continues to be reliable or whether additional inquiry is necessary. Such inquiries may require the Adviser to forego its normal reliance on the value provided and to independently determine the fair value of the Fund’s interest in such Investment Fund.

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Fund’s management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

The Fund held Investment Funds with a fair value of $94,087,859 that in accordance with ASU 2015-07, are excluded from the fair value hierarchy as of March 31, 2022. Investments in Investment Funds valued at net asset value, as a “practical expedient”, are not required to be included in the fair value hierarchy.

CPG Vintage Access Fund IV, LLC

Notes to Financial Statements (Continued)
March 31, 2022

3. PORTFOLIO VALUATION (continued)

The Fund’s private equity financing stage and private credit with their corresponding unfunded commitments and other attributes, as of March 31, 2022, are shown in the table below.

Financing Stage	Investment Strategy	Fair Value	Unfunded Commitments	Remaining Life*	Redemption Frequency	Notice Period (In Days)	Redemption Restrictions Terms*
Buyout	Control investments in established companies	$56,263,827	$107,091,022	Up to 10 years	None	N/A	N/A
Growth Equity and Venture Capital	Non-control investments in companies with high growth potential	22,043,248	43,089,587	Up to 10 years	None	N/A	N/A
Private Credit	Debt investments made through privately negotiated transactions	15,780,784	79,453,112	Up to 10 years	None	N/A	N/A

*

The information summarized in the table above represents the general terms for the specified asset class. Individual Investment Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Investment Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

The following is a summary of investment strategies of the Investment Funds held by the Fund as of March 31, 2022.

Private equity is a common term for investments that typically are made in non-public companies through privately negotiated transactions.

Buyouts are control investments in established, cash flow positive companies. Buyout investments may focus on small-, mid- or large-capitalization companies, and such investments collectively represent a substantial majority of the capital deployed in the overall private equity market. The use of debt financing, or leverage, is prevalent in buyout transactions—particularly in the large-cap segment.

Growth equity and venture capital strategies typically involve non-control investments in companies with high growth potential that are in need of expansion capital. Venture capital investments typically target newer businesses, often emerging companies, with higher growth potential and risk.

Private credit is a common term for unregistered debt investments made through privately negotiated transactions. Private credit investments may be structured using a range of financial instruments, including but not limited to, first and second lien senior secured loans, unitranche debt, mezzanine debt, unsecured debt and structurally subordinated instruments. While these strategies, which include special situations investments (including distressed investments), generally focus on originated or secondary purchases of fixed-income senior or subordinated credits of companies, they also may include certain equity features. Distressed investing encompasses a broad range of strategies including control and non-control distressed debt, operational turnarounds and “rescue” financings.

4. RELATED PARTY TRANSACTIONS AND OTHER

As of March 31, 2022, the Fund had no investments in Investment Funds that were related parties.

The Adviser provides investment advisory services to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund will pay the Adviser a quarterly advisory fee at the annual rate of (i) 0.25% of total Commitments for the first 12 months following the Initial Closing, (ii) 0.65% of total Commitments from the one year anniversary of the Initial Closing until the six year anniversary of the Final Closing; (iii) 0.65% of the Fund’s net invested capital from the six year anniversary of the Final Closing until the eight year anniversary of the Final Closing and (iv) 0.30% of the Fund’s net invested capital thereafter for the remaining life of the Fund (the “Management Fee”). The Management Fee will be determined and accrued as of the last day of each quarter, and will be prorated for any period of less than a quarter based on the number of days in such period.

CPG Vintage Access Fund IV, LLC

Notes to Financial Statements (Continued)
March 31, 2022

4. RELATED PARTY TRANSACTIONS AND OTHER (continued)

During the year ended March 31, 2022, the Adviser earned $870,505 of Management Fees which is included in the Statement of Operations, of which $519,111 was payable at March 31, 2022 and is included in Payable to Adviser in the Statement of Assets and Liabilities.

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund’s account; legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Fund’s NAV; fees for data and software providers; research expenses; costs of insurance; registration expenses; certain offering costs; expenses of meetings of investors; directors’ fees; all costs with respect to communications to investors; transfer taxes and taxes withheld on non-U.S. dividends; interest and commitment fees on loans and debit balances; and other types of expenses as may be approved from time to time by the Board.

Each member of the Board who is not an “interested person” of the Fund (the “Independent Directors”), as defined by the 1940 Act, receives an annual retainer of $15,000 (prorated for partial years) plus a fee of $1,000 for each meeting attended and $500 for each meeting by phone. The Board Chair, Audit Committee Chair, Nominating Committee Chair and Contracts Review Committee Chair each receive an additional $2,000 annual retainer. All members of the Board are reimbursed for their reasonable out-of-pocket expenses. Total amounts expensed by the Fund related to Independent Directors for the year ended March 31, 2022 was $123,252 which is included in Directors’ and Officer Fees in the Statement of Operations.

During the year ended March 31, 2022, the Fund incurred a portion of the annual compensation of the Fund’s Chief Compliance Officer in the amount of $16,577 which is included in Organizational expenses in the Statement of Operations.

Certain officers and the interested director of the Fund are also officers of the Adviser and are registered representatives of Foreside Fund Services, LLC.

5. ADMINISTRATION, CUSTODIAN FEES, DISTRIBUTION AND SERVICING FEE

SS&C Technologies and its affiliates DST Asset Manager Solutions, Inc. and ALPS Fund Services, Inc. serves as administrator (the “Administrator”) to the Fund and provides certain accounting, administrative, record keeping and investor related services. For its services, the Fund pays an annual fee to the Administration, as well as certain other fixed or transactional fees. For the year ended March 31, 2022, the total administration fees were $84,724 which is included as accounting and administration fees in the Statement of Operations, of which $20,000 was payable and is included as accounting and administration fees payable in the Statement of Assets and Liabilities at March 31, 2022.

UMB Bank, N.A. serves as the primary custodian of the assets of the Fund.

During the offering period, the Distribution and Servicing Fee will be considered attributable to distribution only and charged to paid-in capital as soon as Units are sold in accordance with guidance outlined in FASB ASC 946-20-25-5 and 946-20-20-20. Following the offering period (i.e., following the Final Closing), the Distribution and Servicing Fee will be considered attributable to ongoing distribution-related servicing and recorded quarterly as a liability and an expense on the Fund’s books and records. The fee attributed to distribution during the offering period is charged to each investor at an amount equal for 0.5625% of their Commitment.

Foreside Fund Services, LLC (the “Placement Agent”) acts as the placement agent of the Fund’s Units. Under the terms of the Placement Agent Agreement, the Placement Agent is authorized to retain sub-placement agents for the provision of distribution services and services to Investors. The Fund pays the Placement Agent a quarterly fee at the annual rate of (i) 0.75% of total Commitments from the Initial Closing until the six year anniversary of the Final Closing, (ii) 0.75% of the Fund’s net invested capital from the six year anniversary of the Final Closing until the eight year anniversary of the Final Closing and (ii) 0.10% of the Fund’s net invested capital thereafter for the remaining life of the Fund. During the year ended March 31, 2022, the Placement Agent earned $2,497,503 of Distribution and Servicing Fee, of which $1,325,388 is included in the Statement of Changes in Net Assets and $1,172,115 is included on the Statement of Operations, and $1,707,779 was payable at March 31, 2022 and is included in Distribution and Servicing Fee payable on the Statement of Assets and Liabilities.

CPG Vintage Access Fund IV, LLC

Notes to Financial Statements (Continued)
March 31, 2022

6. INVESTMENTS

For the year ended March 31, 2022, total capital called and total proceeds from redemptions or other dispositions of investments amounted to $94,400,613 and $0, respectively.

The cost of investments in Investment Funds for U.S. federal income tax purposes is adjusted for items of taxable income allocated to the Fund from such Investment Funds. The Fund relies upon actual and estimated tax information provided by the managers of the Investment Funds as to the amounts of taxable income allocated to the Fund as of March 31, 2022.

7. CAPITAL CALL AND COMMITMENTS

As of March 31, 2022, the Fund had outstanding unfunded investment commitments to Investment Funds totaling $229,633,721 as presented in Note 3.

The Fund has total capital committed of $321,086,754 as of March 31, 2022. Since December 29, 2020 (commencement of operations), $80,209,989 capital has been called comprising 25.0% of the total capital committed. The Fund currently has unfunded capital commitments of $49,123,235.

8. LINE OF CREDIT

The Fund may borrow money for investment purposes and to pay expenses in advance of, or in addition to, calling capital. The Fund also may borrow money to manage its cash flow needs associated with calling Investor Commitments, satisfying capital calls, managing distributions to Investors and paying ongoing expenses. The provisions of the 1940 Act provide that the Fund may borrow in an amount up to 33 1/3% of its total assets (including the proceeds from leverage).

The Fund, along with other funds managed by the Adviser, collectively entered into a $30,000,000 revolving credit facility with Barclays Bank PLC (“Barclays”), which will expire on January 24, 2025, subject to the restrictions and terms of the credit facility (“Line of Credit”). [For the year ended March 31, 2022, the Fund has not drawn down on this Line of Credit / As of March 31, 2022, the Fund has drawn down $7,500,000 on this Line of Credit, and the maximum borrowing outstanding during the year was $8,500,000. For borrowing under this Line of Credit, the Fund is charged 2.75% (per annum) plus LIBOR (London Interbank Offered Rate). Beginning April 1, 2022, the Fund will be charged 2.75% (per annum) plus SOFR (Secured Overnight Financing Rate). The commitment fee on the daily unused loan balance of the line of credit accrues at 0.75% and is included in Commitment fee on the Consolidated Statement of Operations. For the year ending March 31, 2022, the average annualized interest rate charged and the average outstanding loan payable, was as follows:

Average Annualized Interest Rate	3.26%
Average Outstanding Loan Payable	$490,437

9. INDEMNIFICATION

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnification or warranties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

10. IMPACTS OF COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may continue to impact the Fund’s performance going forward.

CPG Vintage Access Fund IV, LLC

Notes to Financial Statements (Continued)
March 31, 2022

11.	SPECIAL MEETING OF SHAREHOLDERS

On October 21, 2021, Central Park Group, the parent company of the Adviser, and Macquarie Management Holdings, Inc. (“Macquarie”) announced that they had entered into an agreement whereby Macquarie agreed to acquire Central Park Group, subject to the satisfaction or appropriate waiver of certain closing conditions (the “Transaction”). At a special meeting of Fund investors held on February 18, 2022, investors approved a new investment advisory agreement with the Adviser (the “New Agreement”), with 3,210,839 votes for approval, 98,489 votes against and 337,696 abstentions. Investors were asked to approve the New Agreement as, upon the closing of the Transaction, the investment advisory agreement then in place between the Adviser and the Fund would automatically terminate in accordance with its terms and applicable law.

On March 11, 2022, Central Park Group and Macquarie announced that the Transaction had closed earlier that day (the “Closing”).

12. SUBSEQUENT EVENTS

Subsequent events after March 31, 2022 have been evaluated through the date the financial statements were issued. On March 24, 2022, the Board appointed Delaware Distributors, L.P. (“DDLP”) as the placement agent of the Fund, effective April 1, 2022. DDLP is, as of the Closing of the Transaction with Macquarie, an affiliate of the Adviser and is an indirect subsidiary of Macquarie.

CPG Vintage Access Fund IV, LLC

Other Information (Unaudited)
March 31, 2022

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling (collect) 1-212-317-9200 and on the SEC’s website at http://www.sec.gov.

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling the Fund (collect) at 1-212-317-9200 or (ii) by visiting the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedules

Disclosure of Portfolio Holdings: The Fund will file a complete schedule of its portfolio holdings with the Securities and Exchange Commission (the “SEC”) no more than sixty days after the Fund’s first and third fiscal quarters of each fiscal year on Form N-PORT. For the Fund, this would be for the fiscal quarters ending June 30 and December 31. The Fund’s Form N-PORT filings can be found free of charge on the SEC’s website at http://www.sec.gov.

Management Discussion of Fund Performance

The Fund had its initial close on December 29, 2020 and its final close on October 8, 2021. Thus, the fiscal year ended March 31, 2022 was the first full fiscal year for the Fund. During the fiscal year, the Fund made commitments to 12 managers. We are pleased with the pace of the Funds’ capital deployment to date. Most of the Fund’s underlying managers that have called capital are marked at or close to cost (1x MOIC). As of fiscal year-end, the Fund has called 25% of its commitments. MOIC. or Multiple of Invested Capital, represents net asset value plus distributions divided by capital called. For underlying Funds, MOIC is net of such underlying fund’s fees and expenses but does not reflect fees and expenses of the Fund.

The information contained in this Discussion of Fund Performance reflects the views of the Adviser or its affiliates and sources it believes are reliable as of the date of this publication. The Adviser makes no representations or warranties concerning the accuracy of any third-party sourced data. There is no guarantee that any projection, forecast or opinion in this material will be realized. Past performance does not guarantee future results. The views expressed herein may change at any time after the date of this publication. This Discussion of Fund Performance is for informational purposes only and does not constitute investment advice. This information should not be construed as sales or marketing material or an offer or solicitation for the purchase or sale of any security, financial instrument, product or service.

CPG Vintage Access Fund IV, LLC

Other Information (Unaudited) (Continued)
March 31, 2022

Performance Illustration

	Average Annual Returns
	Trailing 1-Yr	Trailing 5-Yr	Trailing 10-Yr	ITD
CPG Vintage Access Fund IV	8.73%	NA	NA	-1.12%
MSCI ACWI	7.28%	NA	NA	12.77%

The performance illustration above represents total return based on per unit net asset value and reflects the change in net asset value based on capital contributions called by the Fund and the effects of the performance of the Fund during the period, and adds back distributions, if any, made during the relevant period (1). The performance illustration represents past performance, which is not a guarantee of future results. The returns made during the relevant period do not reflect taxes that an investor would pay on Fund distributions. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s units may be worth more or less than their original cost.

Fund returns are estimated, unaudited and presented net of management fee, distribution and servicing fee and underlying fund fees, expenses, carried interest/incentive allocations. The Fund does not charge a placement fee or sales load; however, certain sub-placement agents may charge a one-time placement fee or sales load of up to a maximum of 3.0% of total commitment amounts, which will be paid directly to the agent. Returns do not reflect a placement fee or sales load which would reduce returns.

Index is included to show general trend in market and not intended to imply that past performance was comparable to index either in composition or risk. Unlike the Fund, the index described is unmanaged, is not available for direct investment, and is not subject to management fees and other fees and expenses. The Fund and the underlying investment funds do not restrict their investments to securities in the index, and may have exposure to markets not reflected in the index. No index is directly comparable to the investment strategy of the Fund. Nor does an index reflect the drawdown feature of the Fund for which capital contributions on commitment amounts will be called over time and included in returns. Public market returns are not directly comparable to private equity returns due to the timing of investments. Additionally, there are limitations in comparisons of Fund performance to the index which provides only one approach to comparison of returns. Other indices and benchmarks should be considered. Information regarding the index, including accuracy and completeness, has not been independently verified. The MSCI ACWI Index, MSCI’s flagship global equity index, is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 24 emerging markets. As of June 2021, it covers more than 2,900 constituents across 11 sectors and approximately 85% of the free float-adjusted

CPG Vintage Access Fund IV, LLC

Other Information (Unaudited) (Continued)
March 31, 2022

market capitalization in each market. The index is built using MSCI’s Global Investable Market Index (GIMI) methodology, which is designed to take into account variations reflecting conditions across regions, market cap sizes, sectors, style segments and combinations.

(1)	Distributions assumed reinvested per reporting requirements even though distributions are paid in cash and may not be reinvested by Fund investors.

Investment Advisory Agreement Approval

At a meeting on November 19, 2021, the Directors, including the Independent Directors, evaluated the proposed Advisory Agreement of the Fund (the “Post-Closing Advisory Agreement”), in connection with the change of control of the Adviser, to be effective upon the closing of the proposed transaction with Macquarie (the “Transaction”). The Independent Directors met in an executive session during which they were advised by and had the opportunity to discuss with independent legal counsel the approval of the Advisory Agreement. The Directors reviewed materials furnished by the Adviser and Macquarie, and discussed with the Adviser and Macquarie information regarding the Adviser, Macquarie, their respective affiliates and its personnel, operations and financial condition. Tables prepared by the Adviser indicating comparative fee information, and comparative performance information as well as a summary financial analysis for the Fund, were also included in the meeting materials and were reviewed and discussed. The Directors discussed with representatives of the Adviser and Macquarie the Fund’s operations and the Adviser’s ability to provide advisory and other services to the Fund following the closing of the Transaction (the “Closing”). In particular, the Board considered the following:

(i)

The nature, extent and quality of services to be provided by the Adviser: With respect to the Post-Closing Advisory Agreement, the Directors received and considered information regarding the nature, extent and quality of services to be provided by the Adviser post-Closing. In evaluating the nature, extent and quality of services to be provided by the Adviser after the Closing, the Directors considered information provided by the Adviser and Macquarie regarding their advisory services, investment philosophy and process, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition (in the case of the Adviser, both pre- and post-Closing). The Directors also considered the capabilities, resources and personnel of the Adviser, noting that the founding members of Central Park Group had already agreed to join Macquarie pending closing of the Transaction, and that Macquarie had offered all personnel of the Adviser to join Macquarie as employees, in order to determine whether the Adviser will continue to be capable of providing the same level of investment management services currently provided to the Fund. The Directors also considered the transition and integration plans of Central Park Group and Macquarie, as had been presented to the Board, as well as the risks related to the integration of Central Park Group’s business into the Macquarie organization following completion of the Transaction. The Directors considered Macquarie’s experience with integrating other asset managers that it recently acquired. The Directors considered the resources and infrastructure that the Adviser and Macquarie intend to devote to integrating the compliance program of the Fund and the Adviser with those of Macquarie to ensure compliance with applicable laws and regulations as well as Macquarie’s commitment to those programs. The Directors also considered the resources that Macquarie has devoted to its risk management program and cybersecurity program. The Directors also reviewed information provided by Macquarie at the previous meeting related to its business, legal, and regulatory affairs. This review considered the resources available to the Adviser as a subsidiary of Macquarie to provide the services specified under the proposed Post-Closing Investment Advisory Agreement. The Directors considered Macquarie’s financial condition, and noted that the Adviser, as a subsidiary of Macquarie, believes that it will be able to provide a high level of service to the Fund and continuously invest and re-invest in its business. Finally, the Directors considered that, following the Transaction, the Adviser believes there will not be any diminution in the nature, quality and extent of services provided to the Fund and its investors by the Adviser compared to those currently provided.

The Directors considered that the same portfolio managers and portfolio management teams that manage the Fund are expected to continue to do so after the Transaction, except that the portfolio managers that are currently Central Park Group employees are anticipated to become employees of a subsidiary of Macquarie. The Board determined that it had considered the qualifications of the portfolio managers for the Fund at the Fund’s most recent meeting at which the Board last approved the Fund’s existing Investment Advisory Agreement (the “Last 15(c) Meeting”).

CPG Vintage Access Fund IV, LLC

Other Information (Unaudited) (Continued)
March 31, 2022

The Directors considered that the terms and conditions of the proposed Post-Closing Advisory Agreement are identical in all material respects to the terms and conditions of the existing Advisory Agreement, except that the Post-Closing Advisory Agreement provides that the Fund may bear a portion of expenses associated with personnel of the Adviser or its affiliates providing legal services to the Fund (including, without limitation, the review and updating of the registration statement, review of investor reports, preparing materials relating to Board and investor meetings, the negotiation of service provider agreements and other contracts for the Fund and the preparation and review of various regulatory filings for the Fund) and producing Fund regulatory materials (including, without limitation, the production and formatting of investor reports and offering documents for the Fund). The Directors considered that, under this provision, certain expenses associated with personnel of the Adviser or its affiliates providing legal services and producing Fund regulatory materials may be allocated to the Fund by Macquarie, but that none of these expenses will be allocated to the Fund for a period of at least two years following the Closing. The Directors considered that Macquarie believes that the provision by personnel of the Adviser or its affiliates of such services currently provided by external counsel and service providers will be more cost-efficient for the Fund, provided, however that there is no guarantee that this expectation will prove to be true. The Directors considered that these expenses will not be imposed without further approval from the Board.

After review of these and other considerations, the Directors concluded that the Adviser will continue to be capable of providing investment advisory services of the same high quality as the investment advisory services that are currently provided to the Fund by the Adviser, and that these services are appropriate in nature, quality and extent in light of the Fund’s operations and investor needs.

(ii)

Investment performance of the Fund: With respect to the performance of the Fund, the Directors considered their review of peer group and benchmark investment performance comparison data relating to the Fund’s performance record presented at the Last 15(c) Meeting, at other Board meetings throughout the year and/or in response to an Information Request from the Board (the “Information Request”). The Directors considered that information reviewed at the Last 15(c) Meeting and other Board meetings would be relevant given that the Fund is expected to retain its current portfolio managers and portfolio management teams.

The Board reviewed the performance of the Fund and compared that performance to the performance of its comparative benchmarks, as available. The Board considered the limitations of such benchmarks given the nature of the asset class and accepted Fund management’s conclusion that it was early in the Fund’s term, and comparative performance would not be meaningful for some time given the time horizon of the private companies invested in by the underlying funds.

Based on information presented to the Board at the Last 15(c) Meeting, other Board meetings throughout the year and in response to the Information Request and its discussions with the Adviser and Macquarie, the Board concluded that the Adviser is capable of continuing to generate a level of long-term investment performance that is appropriate in light of the Fund’s investment objectives, strategies and restrictions.

(iii)

Fees to be paid to the Adviser and expenses of the Fund: The Directors considered that they had reviewed the Fund’s existing advisory fee rate at the Last 15(c) Meeting. The Directors considered that the proposed Post-Closing Advisory Agreement did not change the Fund’s contractual advisory fee rate. The Directors also considered that the Adviser and Macquarie had represented to the Board that they will use commercially reasonable efforts to ensure that they and their respective affiliates do not take any action that imposes an “unfair burden” on the Fund as a result of the Transaction or as a result of any express or implied terms, conditions or understandings applicable to the Transaction, for so long as the requirements of Section 15(f) of the Investment Company Act apply. The Board concluded that the continued retention of the Adviser was unlikely to impose an unfair burden on the Fund because, after the Transaction, none of the Adviser, Macquarie, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly (1) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Fund (other than ordinary fees for bona fide principal underwriting services), or (2) from the Fund or their investors for other than bona fide investment advisory or other services. Based on its review, the Board determined, with respect to the Fund, that the advisory fee is fair and reasonable in light of the nature, extent and quality of services to be provided to the Fund under the proposed Post-Closing Advisory Agreement.

CPG Vintage Access Fund IV, LLC

Other Information (Unaudited) (Continued)
March 31, 2022

(iv)

The extent to which economies of scale may be realized as the Fund grows larger and whether fee levels reflect such economies of scale for the Fund’s investors: The Directors considered potential or anticipated economies of scale in relation to the services the Adviser would continue to provide to the Fund as a subsidiary of Macquarie. The Directors considered the Adviser’s representation that the ability to share costs with a much larger parent organization post-Transaction may reasonably be expected to enable the Adviser to reach greater economies of scale in a shorter time frame. The Directors also considered the Adviser’s and Macquarie’s representations that they may realize economies of scale in connection with the operation of the Fund if certain operational efficiencies, cost synergies and possible future consolidation of service providers and vendors are achieved, and discussed how such potential economies of scale, if achieved, could be shared, including by reinvestment of profits back into the Adviser’s business. The Directors noted that it will have the opportunity to periodically re-examine whether a Fund has achieved economies of scale, and the appropriateness of investment advisory fees payable to the Adviser, in the future.

(v)

Profits to be realized by the Adviser, Macquarie and their Affiliates from their relationship with the Fund: The Directors considered the benefits the Adviser, Macquarie and their affiliates may derive from their relationship with the Fund. The Directors also considered information on the Adviser’s anticipated post-Transaction profitability that was provided in response to the Information Request. The Directors considered Macquarie’s representation that, while subject to uncertainty, the fully integrated Central Park Group complex, including investments to support ongoing growth, was expected to have an overall marginally positive impact on Macquarie’s overall financial profitability. The Directors considered that the estimated profitability of the Adviser, Macquarie and their affiliates was not excessive in light of the nature, extent and quality of the services to be provided to the Fund. The Directors noted the difficulty of accurately projecting profitability under the current circumstances and noted that they would have the opportunity to give further consideration to the Adviser and Macquarie’s profitability with respect to the Fund at the end of the initial two-year term of the proposed Post-Closing Advisory Agreement.

(vi)

Fall-out benefits to the Adviser, Macquarie and their Affiliates: The Directors considered the possible fall-out benefits that may accrue to the Adviser, Macquarie and their respective affiliates. The Directors noted that the Transaction provides Macquarie and its affiliates the opportunity to deliver additional alternative investment products to investors and that the Adviser can provide portfolio management services to new alternative investment products sponsored by Macquarie. The Directors considered that the Transaction, if consummated, would marginally increase Macquarie’s assets under management and expand Macquarie’s investment capabilities and relationships with certain wealth management intermediaries where Central Park Group has extensive relationships with financial advisors that sell alternative products to high net worth individuals. The Directors considered that senior personnel of the Adviser (including Mr. Tanzman, who is a Director that is an “interested person,” as defined in the 1940 Act, of the Funds) were expected to receive substantial consideration from Macquarie for selling their interests in Central Park Group to Macquarie. Based on its review, the Board determined that any “fall-out” benefits that may accrue to the Adviser, Macquarie and their respective affiliates are fair and reasonable.

Based on the foregoing and other relevant considerations, the Directors, including a majority of the Independent Directors, acting within their business judgment, (1) concluded that the terms of the proposed Post-Closing Advisory Agreement are fair and reasonable and that approval of the proposed Post-Closing Advisory Agreement is in the best interests of the Fund and its investors, (2) voted to approve the proposed Post-Closing Advisory Agreement, and (3) voted to recommend approval of the proposed Post-Closing Agreement by Fund investors. The Board noted some factors may have been more or less important with respect to the Fund and that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the proposed Post-Closing Agreement and to recommend approval of the proposed Post-Closing Agreement by investors.

CPG Vintage Access Fund IV, LLC

Investment Program (Unaudited)
March 31, 2022

The investment objective of the Fund is to seek long-term attractive risk-adjusted returns. The Fund only makes primary investments (each, a “Primary Investment”) in Investment Funds that are represented on the Morgan Stanley Smith Barney LLC platform (the “Morgan Stanley Platform”). The Fund invests only in institutional offerings. The Fund does not invest in feeder funds or other investment vehicles represented on the Morgan Stanley Platform that provide indirect access to institutional private equity, venture and private debt investment funds managed or sponsored by various asset management firms unaffiliated with the Adviser (“Private Capital Funds”), other than through institutional “funds-of-funds”. Certain of the Investment Funds may be advised by Morgan Stanley or an affiliate thereof, and Morgan Stanley may act as placement agent for the Investment Funds.

The Fund seeks to achieve its investment objective principally by making Primary Investments in Private Capital Funds that are represented on the Morgan Stanley Platform between November 2020 and December 2021. Primary Investments are interests or investments in newly established, institutional private fund offerings. Primary investors subscribe for interests during an initial fundraising period, and their capital commitments are then used to fund investments in a number of individual operating companies during a defined investment period. The investments of the fund are usually unknown at the time of commitment, and investors typically have little or no ability to influence the investments that are made during the fund’s life. Because primary investors must rely on the expertise of the fund manager, an accurate assessment of the manager’s capabilities is essential. Most private fund sponsors raise new funds only every two to four years, and many top-performing funds may be closed to new investors or otherwise difficult to access. Because of the limited windows of opportunity for making Primary Investments in particular funds, strong relationships with leading fund sponsors and the private wealth management brokerage firms that offer their funds, such as Morgan Stanley, are highly important for primary investors.

The Fund also invested in certain assets classes and investment strategies through investments in institutional “funds-of-funds” that are represented on the Morgan Stanley Platform during the Vintage Period. Unlike the Private Capital Funds, which invest directly in multiple companies, ventures and businesses (“Portfolio Companies”), “funds-of-funds” seek to invest in a portfolio of other Private Capital Funds. The Fund invested in certain institutional funds-of-funds that sought to make secondary investments in Private Capital Funds and/or Co-Investments. These institutional funds-of-funds, together with Private Capital Funds, are referred to herein as “Investment Funds.” The Fund does not make secondary investments or Co-investments, except that: (i) the Fund invested in secondary investments and/or Co-investments through Investment Funds that focus on making secondary investments and/or Co-investments; and (ii) the Fund committed, in part, to an Investment Fund by buying an interest in the Investment Fund from the Investment Fund Manager. Additionally, the Fund does not participate in private placement transactions alongside affiliated persons of the Fund that, in light of the facts and circumstances, require relief from Section 17(d) of the 1940 Act and Rule 17d-1 thereunder.

An Investment Fund was considered represented on the Morgan Stanley Platform during the Vintage Period if Morgan Stanley clients could have committed to or invested in it at any time during such period, either directly or indirectly through a feeder fund or other investment vehicle represented on the Morgan Stanley Platform.

The Fund does not invest in Investment Funds that CPG Vintage Access Fund, LLC, CPG Vintage Access Fund II, LLC, or CPG Vintage Access Fund III, LLC has committed to or invested in, regardless of whether such Investment Fund continues to be represented on the Morgan Stanley Platform during the Vintage Period.

Investment Strategies

The principal elements of the Adviser’s investment strategy include: (i) seeking attractive investment opportunities from among the Investment Funds represented on the Morgan Stanley Platform; (ii) allocating the Fund’s assets to Investment Funds across private market segments; and (iii) seeking to manage risk through ongoing monitoring of the Fund’s portfolio.

●	Access. The Fund sought to provide investors (“Investors”) with access to Investment Funds represented on the Morgan Stanley Platform that generally are unavailable to the investing public.

CPG Vintage Access Fund IV, LLC

Investment Program (Unaudited) (Continued)
March 31, 2022

●

Asset Allocation. The Adviser sought diversification of the Fund’s investments through exposure to different markets and investment types. The Adviser sought to identify attractive sponsors whose funds are available to high net worth Morgan Stanley clients, and conducted due diligence regarding the Investment Fund Manager, its track record and the investment opportunity.

●

Risk Management. The long-term nature of private capital investments requires a commitment to ongoing risk management. In addition to the risk management and due diligence processes of the Adviser, the Fund may benefit by investing in Investment Funds represented on the Morgan Stanley Platform given its investment expertise, quality of risk management systems and experienced private capital vetting process. The Adviser monitors the performance of Investment Funds and developments at individual Portfolio Companies that represent material positions in Investment Funds held by the Fund.

The Fund seeks to provide Investors with attractive long-term capital appreciation by investing in a diversified portfolio of Investment Funds. In pursuing its investment objective, the Fund sought to allocate the Fund’s assets across Investment Funds representing a broad spectrum of asset classes and private investment strategies, including, but not limited to:

Buyout. Control (e.g., majority stake) investments in established, cash flow positive companies are usually classified as buyouts. Buyouts attempt to create value by improving management or operations, driving strategic outcomes (such as a merger or acquisition) and/or utilizing leverage, and represent a substantial majority of the capital deployed in the private equity market.

Buyouts are characterized by the use of equity and debt to acquire established companies across a wide range of industries. Typically, private equity firms supply equity capital and arrange for other financial firms (e.g., banks, lending institutions, mezzanine providers) to provide debt and debt-related financing. Often, the assets of the company being acquired are used as collateral. Returns are typically generated through a combination of revenue growth (both organic and through add-on acquisitions) and margin improvement and are enhanced by the leverage in the capital structure. The buyout landscape can be segmented a number of different ways including by fund size, company size, geography and sector specialization.

The small and mid-cap buyout market is the largest (by fund number) and most dynamic area within private equity, primarily due to the vast investment opportunity set in that market. In the small and mid-cap market segment, there are hundreds of thousands of privately owned businesses around the globe suitable for investment or acquisition. Small and mid-cap buyout funds are highly segmented by geography, strategy, industry focus and size and there are numerous manager formations and spinoffs in any given year. In addition, small and mid-cap fund managers tend to be relatively nimble and flexible, and may be well situated to navigate the current marketplace and produce attractive returns.

The large-cap buyout market consists of a moderate number of institutional fund managers that tend to have enormous resources, a large number of investment professionals and operational staff and a significant global presence. Generally, the substantial amount of capital that has been allocated to these fund managers is the result of their historic ability to outperform their peers and generate highly attractive risk-adjusted returns. These funds tend to employ large staffs of highly sophisticated investors and some of the most talented and well-known names within the private equity industry.

Growth Equity and Venture Capital. Growth equity strategies typically involve non-control (e.g., minority stake) equity investments in companies with high growth potential that are in need of expansion capital.

Growth equity funds pursue growth capital investments in companies that typically have established business models and generate revenue, but need capital to help facilitate growth as they have not yet generated positive cash flows or positive net income. Growth equity often is used by businesses to conduct geographic, product line or facilities expansion, as well as for working capital. Growth equity investments are represented by opportunities that are beyond the scope of traditional venture capital funds, but still focus on smaller, less mature companies that have strong growth potential and can benefit from both capital and professional guidance. Growth equity investments are usually minority investments that come with significant structural protection and often represent the first institutional capital raised by such companies. In many cases these investments are non-control, but may come with additional governance rights or structural protections. Returns are largely generated based on the growth of revenues and profitability and the increased attractiveness a larger operation often has to potential acquirers. There tends to be little or no reliance on leverage in growth equity strategies.

CPG Vintage Access Fund IV, LLC

Investment Program (Unaudited) (Continued)
March 31, 2022

Venture capital investments typically target newer businesses, often emerging companies in the early to late startup stages, with higher growth potential and risk, often in the technology and healthcare industries. Venture capital funds typically finance companies along the full path of development or focus on certain sub-stages (usually classified as seed, early and late stage) in partnership with other investors. Venture capital is typically used to facilitate the development and commercialization of underlying technology and business ideas in companies that have not achieved profitability or, in the earliest stages, revenues. Returns are largely generated based on the success of commercialization and the extent to which sustained profitable growth is achieved.

Private Credit. Private credit is a common term for unregistered debt investments made through privately negotiated transactions. Private credit investments may be structured using a range of financial instruments, including but not limited to, first and second lien senior secured loans, unitranche debt, mezzanine debt, unsecured debt and structurally subordinated instruments. While these strategies, which include special situations investments (including distressed investments), typically focus on originated or secondary purchases of fixed-income senior or subordinated credits of companies, they also may include certain equity features, such as warrants, options, common or preferred stock depending on the strategy of the investor and the financing requirements of the company or asset. Distressed investing encompasses a broad range of strategies including control and non-control distressed debt, operational turnarounds and “rescue” financings. The Fund’s private credit investments may include investments in privately-offered business development companies (“BDCs”).

Loans to private companies can range in credit quality depending on security-specific factors, including total leverage, amount of leverage senior to the security in question, variability in the issuer’s cash flows, the size of the issuer, the quality of assets securing debt and the degree to which such assets cover the subject company’s debt obligations. The companies in which Investment Funds invest may be leveraged, often as a result of leveraged buyouts or other recapitalization transactions, and often will not be rated by national credit rating agencies. Additionally, the loans in which Investment Funds invest may be rated below investment grade by rating agencies or would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics and may carry a greater risk with respect to a borrower’s capacity to pay interest and repay principal.

Special situations, or distressed-oriented investing, encompasses a broad range of strategies including distressed debt (control), distressed debt (non-control), distressed financial assets, operational turnarounds, “rescue” financings and high yielding credit-oriented strategies. These strategies vary in terms of level of control. Control oriented distressed strategies typically involve the acquisition of an influential or controlling stake in an operationally or financially troubled company through the purchase of that company’s debt or equity securities. Non-control oriented distressed strategies typically involve the acquisition of securities determined to be undervalued with returns generated from an increase in the value of those securities. The supply of distressed-oriented opportunities generally is greatest during and after market dislocations and economic downturns.

No guarantee or representation is made that the investment program of the Fund or any Investment Fund will be successful, that the various Investment Funds selected will produce positive returns or that the Fund will achieve its investment objective. The Adviser also may invest the Fund’s assets in Investment Funds that engage in investment strategies other than those described herein, and may sell the Fund’s portfolio holdings at any time.

Due Diligence

After making an investment in an Investment Fund, and as part of its ongoing diligence process, the Adviser seeks to: track operating information and other pertinent details; participate in periodic conference calls with Investment Fund Managers and onsite visits where appropriate; review audited and unaudited reports; and monitor turnover in senior Investment Fund personnel and changes in policies.

The Adviser and its personnel use a range of sources to monitor the Fund’s investments. The Adviser’s investment professionals are involved throughout the process, and draw on the significant resources and insights available through its relationship with Morgan Stanley.

CPG Vintage Access Fund IV, LLC

Investment Program (Unaudited) (Continued)
March 31, 2022

The Adviser seeks to communicate with Investment Fund Managers and other personnel about the Investment Funds in which the Fund has invested, or about particular investment strategies, categories of private capital, risk management and general market trends. This interaction facilitates ongoing portfolio analysis and may help to address potential issues, such as loss of key team members or proposed changes in constituent documents. It also provides ongoing due diligence feedback.

After making an investment in an Investment Fund, and as part of its ongoing diligence process, the Adviser analyzes risk and performance; participates in periodic onsite visits; reviews audited and unaudited reports; monitors turnover in key personnel and changes in policies; and reviews valuation and historical cash flows. In performing some of its due diligence activities, the Adviser relies on the Investment Fund Managers. No assurance can be given that all performance and other data sought by the Adviser will be accurate or will be provided on a timely basis or in the manner requested.

The conclusions of due diligence reviews are documented.

Commitment Strategy

The Adviser manages the Fund’s portfolio with a view towards seeking long-term attractive risk-adjusted returns. Commitments to Investment Funds generally are not immediately invested. Instead, committed amounts are drawn down by Investment Funds and invested over time, as underlying investments are identified—a process that may take a period of several years, with limited ability to predict with precision the timing and amount of each Investment Fund’s drawdowns. During this period, investments made early in an Investment Fund’s life are often realized (generating distributions) even before the committed capital has been fully drawn. In addition, many Investment Funds do not draw down 100% of committed capital, and historic trends and practices can inform the Adviser as to when it can expect to no longer need to fund capital calls for a particular Investment Fund. Accordingly, the Adviser may have made investments and commitments based, in part, on anticipated future capital calls and distributions from Investment Funds. This has resulted in the Fund making commitments to Investment Funds in an aggregate amount that exceeds the total commitments to the Fund from Investors in the Fund (“Commitments”) (i.e., to “over-commit”).

The commitment strategy—and, specifically, the “over-commitment” strategy—involves risk. The Fund may, at any time, seek to sell Investment Funds, and any other portfolio holdings, in the secondary market; however, the Fund may not be successful in its attempts to do so.

Portfolio Construction

The Fund is a “non-diversified” fund under the 1940 Act. The Adviser believes, however, that the Fund should generally maintain a portfolio of Investment Funds varied by underlying investment strategies to diminish the impact on the Fund of any one Investment Fund’s losses or poor returns. There is no guarantee that the Fund will be able to avoid substantial losses as a result of poor returns with regards to any Investment Funds.

The Adviser has sought to limit the Fund’s commitment to any one Investment Fund and any one Investment Fund Manager to no more than 20% and 40% of the Fund’s total capital commitments, respectively (measured at the time of commitment). In addition, the Fund’s investment in any one Investment Fund is limited to no more than 25% of the Investment Fund’s economic interests and less than 5% of the Investment Fund’s voting securities (measured at the time of commitment). Where only voting securities were available for purchase by the Fund, the Fund has sought to create by contract the same result as owning a non-voting security by entering into a contract to relinquish the right to vote in respect of its investment.

There can be no assurance that the Fund’s investment program will be successful, or that the Fund’s portfolio design and risk management strategies will be successful.

CPG Vintage Access Fund IV, LLC

Principal Risk Factors (Unaudited)
March 31, 2022

General Risks

Investment Risk. All investments risk the loss of capital. The value of the Fund’s total net assets should be expected to fluctuate. To the extent that the Fund’s portfolio is concentrated in securities of a single issuer or issuers in a single sector, the risk of any investment decision is increased. An Investment Fund’s use of leverage is likely to cause the Fund’s average net assets to appreciate or depreciate at a greater rate than if leverage were not used.

An investment in the Fund involves a high degree of risk, including the risk that the Investor’s entire investment may be lost. No assurance can be given that the Fund’s investment objective will be achieved. The Fund’s performance depends upon the Adviser’s selection of Investment Funds, the allocation of offering proceeds thereto and the performance of the Investment Funds. The Investment Funds’ investment activities involve the risks associated with private capital investments generally. Risks include adverse changes in national or international economic conditions, adverse local market conditions, the financial conditions of Portfolio Companies, changes in the availability or terms of financing, changes in interest rates, exchange rates, corporate tax rates and other operating expenses, environmental laws and regulations, and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of certain industries or the availability of purchasers to acquire companies, and dependence on cash flow, as well as acts of God, uninsurable losses, war, terrorism, earthquakes, hurricanes or floods and other factors which are beyond the control of the Fund or the Investment Funds. Although the Adviser attempts to moderate these risks, no assurance can be given that (i) the Investment Funds’ investment programs, investment strategies and investment decisions will be successful; (ii) the Investment Funds will achieve their return expectations; (iii) the Investment Funds will achieve any return of capital invested; (iv) the Fund’s investment activities will be successful; or (v) Investors will not suffer losses from an investment in the Fund.

All investments made by the Investment Funds risk the loss of capital. The Investment Funds’ results may vary substantially over time.

Market Risk. Market risks—including political, regulatory, market, economic and social developments and developments that impact specific economic sectors, industries or segments of the market—can affect: (i) the value of the Fund’s investments in Investment Funds and the Investment Funds’ underlying investments, which may become more difficult to value; (ii) the timing of realizations; (iii) the availability of credit; and (iv) the length of time investments are held. In addition, turbulence and reduced liquidity in financial markets may negatively affect Investment Fund Managers, Investment Funds and issuers, which could adversely affect the Fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or market may adversely impact issuers in a different country, region or market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and the aggressive measures taken in response by (i) governments, including closing borders, restricting travel and imposing prolonged quarantines of, or similar restrictions on, large populations, and (ii) businesses, including forced or voluntary closures, changes to operations and reductions of staff. The effects of COVID-19 have contributed to increased volatility in global financial markets and likely will affect certain countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact the Fund and its underlying investments. It is not known how long the impact of the COVID-19 pandemic will, or future impacts of other significant events would, last or their severity. To the extent the Fund’s underlying investments are overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

Limited or No Operating History. Substantially all of the Investment Funds were, at the time of investment by the Fund, newly organized and had limited or no operating histories upon which to evaluate their performance; the information the Fund obtained about such investments may have been limited. As such, the ability of the Adviser to evaluate past performance or to validate the investment strategies of such Investment Funds was limited. Moreover, even to the extent an Investment Fund had a longer operating history, the past investment performance of any of the Fund’s investments should not be construed as an indication of the future results of such investments or the Fund, particularly as the investment

CPG Vintage Access Fund IV, LLC

Principal Risk Factors (Unaudited) (Continued)
March 31, 2022

professionals responsible for the performance of such Investment Funds may change over time. This risk is related to, and enhanced by, the risks created by the fact that the Adviser relies upon information provided to it by the Investment Fund that is not, and cannot be, independently verified.

Unspecified Investments; Dependence on the Adviser. The Adviser has complete discretion to select the Investments Funds as opportunities arise. The Fund, and, accordingly, Investors, relied upon the ability of the Adviser to identify and implement investments consistent with the Fund’s investment objective. Investors did not receive and otherwise were not privy to due diligence or risk information prepared by or for the Adviser. The Adviser has the authority and responsibility for asset allocation, the selection of Fund’s investments and all other investment decisions for the Fund. The success of the Fund depends upon the ability of the Adviser to develop and implement investment strategies that achieve the investment objective of the Fund. Investors have no right or power to participate in the management or control of the Fund, or the terms of any such investments. There can be no assurance that the Adviser will be able to implement successful strategies or that the Fund will be able to achieve its investment objective. The Fund was organized to provide Investors access to a multi-strategy investment program and not an indirect way for investors to gain access to any particular Investment Fund.

Limitations on Transfer and Resignations; Units Not Listed; No Market for Units. The transferability of units of limited liability company interest (“Units”) is subject to substantial restrictions contained in the Fund’s Limited Liability Company Agreement, as amended and restated from time to time (the “LLC Agreement”), as amended or supplemented, and is affected by restrictions imposed under applicable securities laws. Withdrawals of capital or profits are not generally permitted, except to the extent required to comply with applicable laws. No Investor may resign as a member of the Fund without the prior written consent of the Adviser, which may be withheld in the Adviser’s sole discretion. In certain circumstances, as set forth in the LLC Agreement, an Investor may be required to resign as a member of the Fund. The Fund will pay to a resigning Investor the net asset value of the resigning Investor’s Units upon the later of the completion of that year’s audit or such time as it has sufficient funds to do so. The net asset value of the resigning Investor’s Units will be determined at the next determined net asset value after the date of resignation. Such amounts paid to a resigning Investor will not be entitled to interest for any period after the date of resignation.

Units are not traded on any securities exchange or any public or other market. No market currently exists for the Fund’s Units.

Secondary liquidity mechanisms and alternative trading system platforms are continuing to develop and evolve, and a secondary market for the Fund’s Units may develop in the future. If such a platform or market were to develop, the Fund’s Units could be available for secondary purchases and sales. In March 2017, NASDAQ Private Market (“NPM”) announced the launch of Alternatives, a business line designed to address liquidity challenges presented by alternative investment funds and support secondary liquidity for private equity feeder funds and funds registered under the 1940 Act. There can be no assurance that any secondary trading platform or market, including the one contemplated by NPM, will develop, or that Units of the Fund would be available for secondary transactions. Any secondary trading platform or market may result in the Fund’s Units being purchased or sold at a price above or below the Fund’s net asset value, and any Investor selling its Units may lose money on the Investor’s investment in the Fund.

Closed-End Fund; Liquidity Risks. The Fund is a non-diversified, closed-end management investment company designed for long-term investors. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their units on a daily basis at a price based on net asset value. Units are not traded on any securities exchange or other market and are subject to substantial restrictions on transfer. Investors do not have the right to require the Fund to redeem their Units during the life of the Fund, and the Fund does not provide liquidity to Investors, through periodic written tender offers or otherwise.

Distributions In-Kind. The Adviser expects in most instances to cause the Fund to make distributions in cash, but retains the discretion to make distributions of securities in-kind to the extent permitted under applicable law. There can be no assurance that securities distributed in-kind will be readily marketable or salable, and Investors may be required to hold such securities for an indefinite period and/or may incur additional expense in connection with any disposition of such securities. If the Fund ultimately receives distributions in-kind indirectly from any of the Investment Funds, it may incur additional costs and risks in connection with the disposition of such assets or may distribute such assets in-kind to the Investors who may incur such costs and risks.

CPG Vintage Access Fund IV, LLC

Principal Risk Factors (Unaudited) (Continued)
March 31, 2022

Borrowing. The Fund may borrow money in connection with its investment activities—i.e., the Fund should be expected to utilize leverage. The Fund also may borrow money to pay expenses in advance of, or in addition to, calling capital, and to manage its cash flow needs associated with calling Investor Commitments, satisfying capital calls, managing distributions to Investors and paying ongoing expenses. The Fund may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, a lender may terminate or not renew any credit facility. If the Fund is unable to access additional credit, it may be forced to sell investments in Investment Funds at inopportune times, which may further depress returns; however, the Fund may not be successful in its attempts to do so. The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the indebtedness is incurred. This means that, at the time the Fund incurs indebtedness, the value of the Fund’s total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness.

Legal and Regulatory Risks. Legal and regulatory changes that could occur during the life of the Fund may substantially affect private funds and such changes may adversely impact the performance of the Fund. The regulation of the U.S. and non-U.S. securities and futures markets and investment funds has undergone substantial change in recent years and such change may continue. Greater regulatory scrutiny may increase the Fund’s and the Adviser’s exposure to potential liabilities. Increased regulatory oversight can also impose administrative burdens and costs on the Fund and the Adviser, including, without limitation, responding to examinations or investigations and implementing new policies and procedures.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments established financial oversight standards and resulted in significant revisions to the U.S. financial regulatory framework and the operation of financial institutions. The Dodd-Frank Act includes provisions regarding, among other things, the comprehensive regulation of the over-the-counter derivatives market, the identification, monitoring and regulation of systemic risks to financial markets and the regulation of proprietary trading and investment activity of banking institutions. The continued implementation of the Dodd-Frank Act and other similar and follow-on regulations could affect, among other things, financial consumer protection, proprietary trading, registration of investment advisers and the trading and use of derivative instruments and, therefore, could adversely affect the Fund and the Investment Funds. There can be no assurance that such regulation will not have a material adverse effect on the Fund and the Investment Funds, increase transaction, operations, legal and/or regulatory compliance costs, significantly reduce the profitability of the Fund or impair the ability of the Fund and the Investment Funds to achieve their investment objectives.

As of the date hereof, there is uncertainty with respect to legislation, regulation and government policy at the federal, state and local levels, notably as respects U.S. trade, fiscal, tax, healthcare, immigration, foreign and government regulatory policy. Recent events have created a climate of heightened uncertainty and introduced difficult-to-quantify macroeconomic and geopolitical risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, tax rates, inflation, foreign exchange rates, trade volumes, trade wars and fiscal and monetary policy. To the extent the U.S. Congress or Biden administration implements additional changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, healthcare, the U.S. regulatory environment and inflation, among other areas. Until any additional policy changes are finalized, it cannot be known whether the Fund and its investments or future investments may be positively or negatively affected, or the impact of continuing uncertainty.

Substantial Fees and Expenses. An Investor in the Fund meeting the eligibility conditions imposed by the Investment Funds, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could have invested directly in the Investment Funds. An Investor in the Fund bears a portion of the Fund’s management fee and other expenses of the Fund. In addition, by investing in the Investment Funds through the Fund, an Investor in the Fund also indirectly bears a portion of the asset-based fees, incentive allocations, carried interests or fees and operating expenses borne by the Fund as an investor in the Investment Funds. To the extent that the Fund invested in an Investment Fund that is a “fund-of-funds,” the Fund bears a third layer of fees and expenses. Each Investment Fund Manager receives any incentive-based allocations to which it is entitled irrespective of the performance of the other Investment Funds and the Fund generally. As a result, an Investment Fund with positive performance may receive compensation from the Fund, even if the Fund’s overall returns are negative. The operating expenses of an Investment Fund may include, but are not limited

CPG Vintage Access Fund IV, LLC

Principal Risk Factors (Unaudited) (Continued)
March 31, 2022

to, organizational and offering expenses; the cost of investments; administrative, legal and internal and external accounting fees; other limited third-party diligence-related expenses, such as background checks; and extraordinary or non-recurring expenses (such as litigation or indemnification expenses). It is difficult to predict the future expenses of the Fund. Investors in each closing initially bore a higher expense ratio than Investors in subsequent closings. The “make-up” payment may have fully or partially offset this higher expense ratio for earlier closings or may have exceeded the expenses attributable to the earlier closings resulting in higher expenses for the Investors in subsequent closings.

Investments in Non-Voting Stock; Inability to Vote. The Fund holds its interests in the Investment Funds in non-voting form in order to avoid becoming (i) an “affiliated person” of any Investment Fund within the meaning of the 1940 Act and (ii) subject to the 1940 Act limitations and prohibitions on transactions with affiliated persons. Where only voting securities were available for purchase, the Fund sought to create by contract the same result as owning a non-voting security by agreeing to relinquish the right to vote in respect of its investment. The Fund may irrevocably waive its rights (if any) to vote its interest in an Investment Fund. The Fund did not receive any consideration in return for entering into a voting waiver arrangement. The Fund will not be able to vote on matters that may be adverse to the Fund’s interests. As a result, the Fund’s influence on an Investment Fund could be diminished, which may consequently adversely affect the Fund and its Investors.

Non-Diversified Status. The Fund is a “non-diversified” investment company for purposes of the 1940 Act, which means it is not subject to percentage limitations under the 1940 Act on assets that may be invested in the securities of any one issuer. As a result, the Fund’s net asset value may be subject to greater volatility than that of an investment company that is subject to diversification limitations.

Realization of Investments. In the event that an Investment Fund does not terminate within a timeframe consistent with the Fund’s expectations (i.e., approximately 10 to 12 years after the final closing date for subscriptions for Units), the final distribution of Fund assets to Investors and the winding up and dissolution of the Fund may be delayed. The Fund may sell, distribute or otherwise dispose of its investment in such Investment Fund; however, the price obtained may be less than that which could have been obtained if the investment was held for a longer period of time. There can be no assurance that the winding up of the Fund and the final distribution of its assets will be able to be executed expeditiously.

Illiquid and Long-Term Investments. An investment in the Fund requires a long-term commitment. Although the Portfolio Companies of the Investment Funds invested in by the Fund may occasionally generate some current income, return of capital and the realization of gains, if any, from such Portfolio Company generally will occur only upon partial or complete sale or other disposition of such Portfolio Company. While one or more of these transactions may occur at any time with respect to a given Portfolio Company, sale or other disposition of a Portfolio Company of an Investment Fund is generally not expected to occur for a number of years (in most instances two to four years, or longer) after the initial investment is made.

Need for Follow-On Investments. Following its initial investment in a given Portfolio Company, an Investment Fund may decide to provide additional funds to such Portfolio Company or may have the opportunity to increase its investment in a successful Portfolio Company. There is no assurance that an Investment Fund will make follow-on investments or that an Investment Fund will have sufficient funds to make all or any of such investments. Any decision by an Investment Fund not to make follow-on investments or its inability to make such investments (i) may have a subsequent negative effect on a Portfolio Company in need of such an investment, (ii) result in a lost opportunity for an Investment Fund to increase its participation in a successful operation, or (iii) result in a loss of certain anti-dilution protection.

Commitment Strategy; Fund Default. Typically, the Fund was not required to contribute the full amount of its commitment to an Investment Fund at the time of its admission to the Investment Fund. Instead, the Fund may be required to make incremental contributions pursuant to capital calls issued from time to time by the Investment Fund. The Fund generally maintains a cash position of highly liquid securities (e.g., high quality fixed-income securities, money market instruments, money market mutual funds, cash and cash equivalents), in anticipation of funding capital calls. Holding a cash position may result in lower returns for the Fund than if the Fund did not maintain such a position. However, an inadequate cash position presents other risks to the Fund, including the potential inability to fund capital contributions or to meet expenses generally. Moreover, if the Fund defaults on its commitment or fails to satisfy capital calls in a timely manner then, generally, it will be subject to significant penalties, including potentially, the complete forfeiture of the Fund’s investment in the

CPG Vintage Access Fund IV, LLC

Principal Risk Factors (Unaudited) (Continued)
March 31, 2022

Investment Fund. Any failure by the Fund to make timely capital contributions in respect of its commitments may (i) impair the ability of the Fund to pursue its investment program, (ii) force the Fund to borrow, (iii) cause the Fund and Investors to be subject to certain penalties from the Investment Funds (including the complete forfeiture of the Fund’s investment in an Investment Fund), or (iv) otherwise impair the value of the Fund’s investments. To the extent that the Fund engages in an “over-commitment” strategy, the risk of Fund default will increase.

Similarly, Investors were not required to contribute the full amount of their Commitments to the Fund at the time of their admission. Investors are required to make incremental contributions pursuant to capital calls issued from time to time, by the Fund. The Fund has limited recourse in retrieving un-drawn Commitments in the instance that an Investor fails to timely fund a capital call made by the Fund (a “Default”). An Investor that Defaults may cause the Fund to, in-turn, default on its commitment to an Investment Fund. Thus the Fund, and especially the non-defaulting Investors, will bear the penalties of such default (as outlined above, including, but not limited to, the complete forfeiture of the Fund’s investment in an Investment Fund). While the Adviser may take steps to limit this risk, there is no guarantee that such measures will be sufficient or successful.

Investor Default. As Investors were not required to contribute the full amount of their Commitments to the Fund at the time of their admission and are required to make incremental contributions pursuant to capital calls issued from time to time by the Fund, there will be a substantial period of time during which Investors may be obligated to provide capital without receiving any return and regardless of the performance of the Fund. An Investor that Defaults and fails to cure such Default within five (5) business days after notice (any such Investor, a “Defaulting Investor”) will be subject to substantial consequences, including that the Fund may, with respect to each Default, reduce, as a result of the Default, the Defaulting Investor’s investment in the Fund by an amount equal to 10% of the Defaulting Investor’s total Commitment, and making corresponding reductions to the number of the Defaulting Investor’s Units and in the Defaulting Investor’s rights to receive distributions, as well as other consequences described herein and in the LLC Agreement.

Other Termination of the Fund’s Investment in an Investment Fund. An Investment Fund may terminate the Fund’s investment in that Investment Fund (causing a forfeiture of all or a portion of such interest) if the Investment Fund were to determine that continued participation of the Fund in the Investment Fund would have a material adverse effect on the Investment Fund or its assets.

Recall of Distributions. The Fund may be subject to terms of the Investment Funds which permit the recall of distributions to meet Investment Fund obligations. In the event funds are recalled for this purpose, the Fund may call Commitments from Investors.

Risk of Dilution. Investors admitted after the Initial Closing were required to pay a “make-up” amount to the Fund in addition to such Investor’s Commitment. Such Investors participated in existing Fund investments and, therefore, diluted or reduced the level of Investors’ participation in those investments.

Reporting Requirements. Investors who beneficially own Units that constitute more than 5% or 10% of the Fund’s Units are subject to certain requirements under the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. These include requirements to file certain reports with the SEC. The Fund has no obligation to file such reports on behalf of such Investors or to notify Investors that such reports are required to be made. Investors who may be subject to such requirements should consult with their legal advisors.

Nature of Portfolio Companies. The Investment Funds include direct and indirect investments in various Portfolio Companies. This may include Portfolio Companies in the early phases of development, which can be highly risky due to the lack of a significant operating history, fully developed product lines, experienced management or a proven market for their products. The Investment Funds’ investments also may include Portfolio Companies that are in a state of distress or which have a poor record and which are undergoing restructuring or changes in management, and there can be no assurances that such restructuring or changes will be successful. The management of such Portfolio Companies may depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such Portfolio Companies.

CPG Vintage Access Fund IV, LLC

Principal Risk Factors (Unaudited) (Continued)
March 31, 2022

Small- and Medium-Capitalization Companies. Some Investment Funds may invest a portion of their assets in Portfolio Companies with small- to medium-sized market capitalizations. While such investments may provide significant potential for appreciation, they also may involve higher risks than do investments in securities of larger companies. For example, the risk of bankruptcy or insolvency is higher than for larger, “blue-chip” companies.

Geographic Concentration Risks. An Investment Fund may concentrate its investments in specific geographic regions. This focus may constrain the number of Portfolio Companies available for investment by an Investment Fund. In addition, the investments of such an Investment Fund will be disproportionately exposed to the risks associated with the region of concentration.

Emerging Markets. Some Investment Funds may invest in Portfolio Companies located in emerging industrialized or less developed countries. Risks particularly relevant to such emerging markets may include greater dependence on exports and the corresponding importance of international trade, higher risk of inflation, more extensive controls on foreign investment and limitations on repatriation of invested capital, increased likelihood of governmental involvement in, and control over, the economies, decisions by the relevant government to cease its support of economic reform programs or to impose restrictions, and less established laws and regulations regarding fiduciary duties of officers and directors and protection of investors.

Currency Risk. Investment Funds make direct and indirect investments in a number of different currencies. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the Fund investments are denominated against the U.S. dollar will result in a decrease in the Fund’s net asset value. The Adviser generally will not hedge the value of investments made by the Fund against currency fluctuations. Accordingly, the performance of the Fund could be adversely affected by such currency fluctuations.

Risks Relating to Accounting, Auditing and Financial Reporting, etc. Certain of the Investment Funds may be invested in Portfolio Companies that do not maintain internal management accounts or adopt financial budgeting, internal audit or internal control procedures to standards normally expected of companies in the United States. Accordingly, information supplied to the Fund and the Investment Funds may be incomplete, inaccurate and/or significantly delayed. The Investment Funds may therefore be unable to take or influence timely actions necessary to rectify management deficiencies in such Portfolio Companies, which may ultimately have an adverse impact on the net asset value of the Fund.

Valuation of the Fund’s Investments in Investment Funds. The 1940 Act provides that securities for which market quotations are “readily available” must be valued at market value, and all other securities and other assets must be valued at “fair value” as determined in good faith by the Board of Directors of the Fund (the “Board”). The valuation of the Fund’s investments in Investment Funds is ordinarily determined based upon valuations provided by the Investment Funds on a quarterly basis. A large percentage of the securities in which the Investment Funds invest do have a readily ascertainable market price and are valued by the Investment Fund. In this regard, an Investment Fund may face a conflict of interest in valuing the securities, as their value may affect the Investment Fund’s compensation or its ability to raise additional funds. As part of its process for evaluating an Investment Fund for purchase, the Adviser reviews the Investment Fund’s valuation process and related controls; however, no assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Investment Fund, the accuracy of the valuations provided by the Investment Funds, that the Investment Funds will comply with their own internal policies or procedures for keeping records or making valuations, or that the Investment Funds’ policies and procedures and systems will not change without notice to the Fund. As a result, valuations of the securities may be subjective and could prove in hindsight to have been wrong, potentially by significant amounts. An Investment Fund’s information could be inaccurate due to fraudulent activity, misvaluation or inadvertent error. In the event the Adviser’s evaluation of the Investment Fund’s valuation process uncovers such an inaccuracy, the Adviser, through a committee that oversees the valuation of the Fund’s investments pursuant to procedures adopted by the Board (the “Valuation Committee”), considers whether an adjustment to the Investment Fund’s most recent net asset value is necessary. However, the Fund may not uncover errors for a significant period of time, if ever. Even if the Adviser elects to cause the Fund to sell its interests in such an Investment Fund, the Fund may be unable to sell such interests quickly, if at

CPG Vintage Access Fund IV, LLC

Principal Risk Factors (Unaudited) (Continued)
March 31, 2022

all, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, the Investment Fund’s valuations of such interests could remain subject to such fraud or error, and the Valuation Committee may, in its sole discretion, determine to discount the value of the interests or value them at zero.

Investors should be aware that situations involving uncertainties as to the valuations by Investment Funds could have a material adverse effect on the Fund if the Investment Fund Manager’s, the Adviser’s or the Fund’s judgments regarding valuations should prove incorrect. Persons who are unwilling to assume such risks should not make an investment in the Fund.

Indemnification of Investment Funds, Investment Fund Managers and Others. The Fund may agree to indemnify certain of the Investment Funds and their respective managers, officers, directors, and affiliates from any liability, damage, cost or expense arising out of, among other things, acts or omissions undertaken in connection with the management of Investment Funds. If the Fund were required to make payments (or return distributions) in respect of any such indemnity, the Fund could be materially adversely affected.

Cash, Cash Equivalents, Investment Grade Bonds, Money Market Instruments. The Fund and Investment Funds may invest, including for defensive purposes, some or all of their respective assets in high quality fixed-income securities, money market instruments and money market mutual funds, or hold cash or cash equivalents in such amounts as the Adviser or Investment Fund Managers deem appropriate under the circumstances. In addition, the Fund or an Investment Fund may invest in these instruments pending allocation of its respective offering proceeds, and the Fund will maintain cash or cash equivalents in sufficient amounts, in the Adviser’s judgment, to timely satisfy capital calls from Investment Funds. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

These investments may be adversely affected by tax, legislative, regulatory, credit, political or government changes, interest rate increases and the financial conditions of issuers, which may pose credit risks that result in issuer default.

Registered Investment Companies. The Fund may invest in the securities of other registered investment companies to the extent that such investments are consistent with the Fund’s investment objective and permissible under the 1940 Act. These registered investment companies may include BDCs, which generally will be privately-offered, and other registered investment companies, some of which will be used for cash management purposes. Under one provision of the 1940 Act, the Fund may not acquire the securities of other registered investment companies if, as a result, (i) more than 10% of the Fund’s total assets would be invested in securities of other registered investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one registered investment company being held by the Fund or (iii) more than 5% of the Fund’s total assets would be invested in any one registered investment company. These restrictions are applicable to the Fund as well. Other provisions of the 1940 Act are less restrictive provided that the Fund is able to meet certain conditions. The Fund, as a holder of the securities of other investment companies, bears its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Fund.

Certain Risks Associated with Underlying Investments

Private Equity Investments. Private equity is a common term for long-term, illiquid investments that are typically made in non-public companies through privately negotiated transactions, and generally involve equity-related finance intended to bring about some kind of change in a private business (e.g., providing growth capital, recapitalizing a company or financing an acquisition). Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments. Investment in private equity involves the same types of risks associated with an investment in any operating company. However, securities issued by private partnerships tend to be more illiquid, and highly speculative. Private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Depending on market conditions, however, the availability of such financing may be reduced dramatically, limiting the ability of private equity to obtain the required financing.

CPG Vintage Access Fund IV, LLC

Principal Risk Factors (Unaudited) (Continued)
March 31, 2022

Primary investments that employ private equity strategies typically exhibit a value development pattern, commonly known as the “J-curve,” in which the Investment Fund’s net asset value typically declines moderately during the early years of the Investment Fund’s life as investment-related fees and expenses are incurred before investment gains have been realized. As the Investment Fund matures and Portfolio Companies are “exited” through a private sale, an initial public offering (IPO) or a recapitalization, the pattern typically reverses with increasing net asset value and distributions to fund investors. There can be no assurance, however, that any or all primary investments made by the Fund will exhibit this pattern of investment development. Primary investments are usually 10 to 12 years in duration, while underlying investments in Portfolio Companies generally have a four to seven year duration.

Buyout. Buyout transactions may require time for maturity and may require additional capital. In addition, they frequently rely on borrowing significant amounts of capital, which can increase profit potential but at the same time increase the risk of loss. Leveraged companies may be subject to restrictive financial and operating covenants. The leverage may impair the ability of these companies to finance their future operations and capital needs, and limit their flexibility to respond to changing business and economic conditions and to business opportunities. A company’s use of leverage is likely to cause its income and net assets to increase or decrease at a greater rate than if leverage were not used. Although these investments may offer the opportunity for significant gains, buyout investments involve a high degree of business and financial risk that can result in substantial losses.

Growth Equity. Growth equity investments generally are designed to facilitate the accelerated growth of early-stage companies with high growth potential by expanding operations, developing new products or entering new markets, restructuring operations or consummating strategic transactions. Early-stage companies typically do not have a proven operating history; do not have viable, developed market-ready products; operate at a loss or have an otherwise weak financial condition; are engaged in rapidly changing businesses; or require substantial additional capital. In addition, companies in which growth equity investments are made may have less developed and comprehensive internal operating procedures, policies, systems and controls than more mature companies.

Venture Capital. Venture capital is usually classified by investments in private companies that have a limited operating history, are attempting to develop or commercialize unproven technologies or implement novel business plans or are not otherwise developed sufficiently to be self-sustaining financially or to become public. Although these investments may offer the opportunity for significant gains, such investments involve a high degree of business and financial risk that can result in substantial losses, which risks generally are greater than the risks of investing in companies that may be at a later stage of development.

Debt Investments. Investment Funds may invest in debt securities and obligations. Such investments, by the nature of their issuers’ leveraged capital structures, involve a high degree of financial risk. Debt securities may be unsecured and/ or subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. In addition, these securities may not be protected by financial covenants or limitations upon additional indebtedness, and may have limited liquidity. Debt securities are also subject to other creditor risks, including (i) the possible invalidation of an investment transaction as a “fraudulent conveyance,” (ii) so-called “lender liability” claims by the issuer of the obligations and (iii) environmental liabilities that may arise with respect to collateral securing the obligations. A debt security or obligation also may be subject to prepayment or redemption at the option of the issuer. In addition, debt investments may be issued in connection with leveraged acquisitions or recapitalizations, in which the issuer incurs a substantially higher amount of indebtedness than the level at which it had previously operated.

Private Credit. Private credit strategies involve a variety of debt investing, which is subject to a high degree of financial risk. Private credit investments may be adversely affected by tax, legislative, regulatory, credit, political or government changes, interest rate increases and the financial conditions of issuers, which may pose significant credit risks (i.e., the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the associated total return) that result in issuer default.

Mezzanine Loans. An Investment Fund may invest in mezzanine loans. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure. Mezzanine debt is often used in leveraged buyout and real estate finance transactions. Typically, mezzanine loans have elements of both debt and equity

CPG Vintage Access Fund IV, LLC

Principal Risk Factors (Unaudited) (Continued)
March 31, 2022

instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to their higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine loans generally earn a higher return than senior secured loans. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine loans also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed-upon formula. Mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.

First and Second Lien Senior Secured Loans. Investment Funds may invest in a first or second lien financing where different lenders have liens on the same collateral. Pursuant to an intercreditor agreement, the two lender groups agree that the first lien lenders have a senior priority lien and therefore recover first on the value of the collateral. There may be little or no collateral for the second lien holders.

Subordinated Debt. Investment Funds may invest in a subordinated debt financing where there are two separate groups of lenders. The junior lenders contractually subordinate their loans and agree not to receive payment on their loans until the senior debt is repaid. There may be little or no collateral left for the subordinated debt holders after the senior debt is paid.

Unitranche Debt. Investment Funds may invest in unitranche financing. This is a unique debt structure that involves a single layer of senior secured debt, without a separate subordinated debt financing. Unitranche financing combines multiple debt tranches into a single financing. Unlike the traditional senior/subordinated debt structures, a unitranche financing has a single credit agreement and security agreement, signed by all of the lenders and the borrower. In a classic unitranche structure, the single credit agreement provides for a single tranche of term loans with the borrower paying a single interest rate to all lenders. The interest rate is a “blended” rate which is often higher than, or about the same as, the interest rate of traditional senior debt, but lower than the interest rate for traditional second lien or subordinated debt. All lenders benefit from the same covenants and defaults and the voting provisions are similar to a non-unitranche credit agreement. Separate from the credit agreement, unitranche lenders agree among themselves to create “first out” and “last out” tranches (also known as “first out” and “second out” tranches) through an agreement typically known as an Agreement Among Lenders (AAL). The sizing of the first out and last out tranches changes by deal and is dependent on the attractiveness of the blended pricing that can be achieved and the lenders interested in any given deal at the proposed pricing and terms. Unitranche structures are growing more complicated and some provide for multiple tranches of term loans and a revolving loan facility, and even multiple, separate unitranche facilities. In some unitranche deals with multiple tranches of term loans, the tranches represent the first out and last out tranches and include separate pricing for the tranches on the face of the credit agreement. Some of these multi-tranche deals also provide for voting rules by tranche on the face of the credit agreement. In a classic unitranche structure, pricing and voting arrangements among the lenders are dealt with in the AAL. The “first out” tranche may take some or all of the collateral leaving little or none for the other tranches.

Special Situations. Investment Funds that pursue special situations strategies invest in Portfolio Companies that may be in transition, out of favor, financially leveraged or otherwise troubled, and may be or have recently been involved in strategic actions, restructurings, bankruptcies, reorganizations or liquidations. These companies may be experiencing, or are expected to experience, financial difficulties that may never be overcome. While the securities of such companies are likely to be particularly risky, they may offer very attractive reward opportunities. Such companies’ securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such companies. Such investments could, in certain circumstances, subject an Investment Fund to certain additional potential liabilities. For example, under certain circumstances, a lender who has inappropriately exercised control of the management and policies of a debtor may have its claims subordinated, or disallowed, or may be found liable for damages suffered by parties as a result of such actions. In addition, under certain circumstances, payments by such companies to the Fund could be required to be returned if any such payment is later determined to have been a fraudulent conveyance or a preferential payment. Numerous other risks also arise in the workout and bankruptcy contexts.

CPG Vintage Access Fund IV, LLC

Principal Risk Factors (Unaudited) (Continued)
March 31, 2022

In addition, there is no minimum credit standard that is a prerequisite to an Investment Fund’s investment in any instrument, and a significant portion of the obligations and preferred stock in which an Investment Fund may invest may be less than investment grade (“junk”).

Defaulted Debt Securities and Other Securities of Distressed Companies. Investment Funds may invest in low grade or unrated debt securities (i.e., “high yield” or “junk” bonds or leveraged loans) or investments in securities of distressed companies. Such investments involve substantial risks. For example, high yield bonds are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest. Issuers of high yield debt may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. In addition, the risk of loss due to default by the issuer is significantly greater for the holders of high yield bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer. Similar risks apply to other private debt securities. Successful investing in distressed companies involves substantial time, effort and expertise, as compared to other types of investments. Information necessary to properly evaluate a distress situation may be difficult to obtain or be unavailable and the risks attendant to a restructuring or reorganization may not necessarily be identifiable or susceptible to considered analysis at the time of investment.

Loans to Private Companies. Investment Funds may invest in loans to private and middle market companies, which involve a number of risks:

●

these companies may have limited financial resources and limited access to additional financing, which may increase the risk of their defaulting on their obligations, leaving creditors such as the Fund dependent on any guarantees or collateral they may have obtained;

●

these companies frequently have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

●	there may not be much information publicly available about these companies, and such information may not be reliable; and

●

these companies are more likely to depend on the leadership and management talents and efforts of a small group of persons; as a result, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on these companies’ ability to meet their obligations.

Sector Focus. An Investment Fund may focus its investments on a particular industry or sector, including, but not limited to, energy, utilities, technology, life sciences and healthcare and financial services. This focus may constrain the liquidity and the number of Portfolio Companies available for investment by an Investment Fund. In addition, the investments of such an Investment Fund will be disproportionately exposed to the risks associated with any such industry or sector focus. As a result, such an Investment Fund, and thus the Fund, may be subject to greater risk and volatility than if investments had been made in issuers in a broader range of industries.

Energy and Utilities Sectors. Energy companies may be significantly affected by outdated technology, short product cycles, change in demand, falling prices and profits, market competition and risks associated with using hazardous materials. Energy companies also may be negatively affected by legislation that results in stricter government regulations and enforcement policies or specific expenditures. An Investment Fund may invest in Portfolio Companies in the utilities sector, thereby exposing the Investment Fund to risks associated with this sector. Rates charged by traditional regulated utility companies generally are subject to review and limitation by governmental regulatory commissions, and the timing of rate changes will adversely affect such companies’ earnings and dividends when costs are rising.

Technology Sector. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, such companies are strongly affected by the volatile technology market, worldwide technological developments and advancements, rapidly changing market conditions, new competing products and companies, changing consumer preferences and short product life cycles. The products manufactured and services offered by technology companies may not be economically successful, or may quickly become outdated.

CPG Vintage Access Fund IV, LLC

Principal Risk Factors (Unaudited) (Continued)
March 31, 2022

Life Sciences and Healthcare Sectors. Investment Funds may invest in companies within the life sciences and healthcare sectors. Companies within these sectors may be subject to particular investment risks, and investments in such companies may pose a higher risk of loss and higher volatility than investments in other market sectors, due to certain factors, including, but not limited to: (i) dependence on obtaining governmental approvals, which may be a lengthy and costly process; (ii) shifting regulatory frameworks; (iii) the rapid pace of development, which may result in products or services becoming obsolete or having short product cycles; (iv) the need to obtain patents or other intellectual property; (v) dependence on reimbursement from third-parties; (vi) governmental efforts to reform regulations applicable to the costs of services and products; and (vii) the dependence on one product under development, despite the fact that there can be no assurance of obtaining the requisite approvals for marketing and sale to the public. If a company is unable to address these risks successfully, the company may experience significant adverse effects, which could negatively affect the performance of the applicable Investment Fund and, in turn, the Fund.

Financial Sector. Financial services companies are subject to extensive governmental regulation that may limit the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability of such companies is generally dependent on the availability and cost of capital, and can fluctuate as a result of increased competition or changing interest rates. Periods of high volatility in the financial markets, such as that experienced in and around 2008 during the global financial crisis, can negatively affect financial services companies and cause their values to decline.

Other Risks

Investing in the Fund involves risks other than those associated with investments made by the Investment Funds. Some of these risks are described below:

Incentive Allocation Arrangements. The Investment Funds generally charge a performance fee, carried interest or incentive allocation of 10% to 20% of net profits, typically subject to a preferred return and a clawback. These performance incentives may create an incentive for the Investment Fund Managers to make investments that are riskier or more speculative than those that might have been made in the absence of the performance fee, carried interest or incentive allocation.

Limited Universe of Investment Funds. The universe of Investment Funds available on the Morgan Stanley Platform during the Vintage Period was limited. The Fund, therefore, may be less diversified and more subject to concentration risk than other funds of private equity funds.

Control Positions. Investment Funds may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject an Investment Fund to litigation by parties interested in blocking it from taking that position. If such liabilities were to arise, or if such litigation were to be resolved in a manner that adversely affected the Investment Funds, those Investment Funds would likely incur losses on their investments.

Inadequate Return. No assurance can be given that the returns on the Fund’s investments will be proportionate to the risk of investment in the Fund. Potential Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment.

Inside Information. From time to time, the Fund or an Investment Fund or their respective affiliates may come into possession of material, non-public information concerning an entity or issuer in which the Fund or an Investment Fund has invested or may invest. The possession of such information may limit the Fund’s or the Investment Fund’s ability to buy or sell securities of the issuer.

Recourse to the Fund’s Assets. The Fund’s assets are available to satisfy all liabilities and other obligations of the Fund. If the Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Fund’s assets generally and not be limited to any particular asset, such as the asset representing the investment giving rise to the liability.

CPG Vintage Access Fund IV, LLC

Principal Risk Factors (Unaudited) (Continued)
March 31, 2022

Possible Exclusion of Investors Based on Certain Detrimental Effects. The Fund may direct at net asset value a forced sale of Units held by an Investor or other person acquiring Units from or through an Investor, if: (i) the Units have been transferred or have vested in any person other than by operation of law as the result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Investor; (ii) the Investor or other person is not an Eligible Investor (as defined in the Fund’s Confidential Memorandum); (iii) ownership of the Units by the Investor or other person is likely to cause the Fund to be in violation of, require registration of any Units under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction; (iv) continued ownership of the Units by the Investor or other person may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any Investor to an undue risk of adverse tax or other consequences or restrictions; (v) any of the representations and warranties made by the Investor or other person in connection with the acquisition of the Units was not true when made or has ceased to be true; (vi) the Investor is likely to be subject to additional regulatory or compliance requirements under special laws or regulations by virtue of continuing to hold the Units; or (vii) the Board determines that it would be in the best interests of the Fund. These provisions may, in effect, deprive an Investor in the Fund of an opportunity for a return that might be received by other Investors. Any forced sales will be conducted in a manner consistent with Rule 23c-2 under the 1940 Act.

Potential Significant Effect of the Performance of a Limited Number of Investments or Strategies. The Fund may make investments in a limited number of the Investment Funds and Investment Funds may make investments in a limited number of Portfolio Companies. In either instance, these limited numbers of investments may have a significant effect on the performance of the Fund. In addition, the Fund may invest a substantial portion of its assets in Investment Funds that follow a particular investment strategy. In such event, the Fund would be exposed to the risks associated with that strategy to a greater extent than it would if the Fund’s assets were invested more broadly among Investment Funds pursuing various investment strategies.

Sub-Placement Agent Risk. Morgan Stanley was the primary sub-placement agent for the Fund. Morgan Stanley received sales loads from certain Investors of up to a maximum of 3.0% of the Investor’s total Commitment. In addition, Morgan Stanley may act as placement agent for the Investment Funds, and may earn fees for providing placement and/or other ongoing investor services to its clients it places directly into the Investment Funds.

Generally, when a limited number of sub-placement agents represent a large percentage of Investors, actions recommended by sub-placement agents may result in significant and undesirable variability. In light of the Fund’s structure, those risks should not be present. However, it is possible that if a matter is put to a vote at a meeting of Investors, Morgan Stanley clients may vote as a block, if so recommended by Morgan Stanley.

Tax Risks. Special tax risks are associated with an investment in the Fund. The Fund intends to qualify and has elected to be treated as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements. If the Fund fails to qualify as a RIC it will become subject to corporate-level income tax, and the resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distributions to Investors, the amount of distributions and the amount of funds available for new investments. Such a failure would have a material adverse effect on the Fund and the Investors.

Each of the aforementioned ongoing requirements for qualification of the Fund as a RIC requires that the Adviser obtain information from or about the Investment Funds in which the Fund is invested. However, Investment Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Adviser to monitor the sources of the Fund’s income and the diversification of its assets, and otherwise comply with Subchapter M of the Code, and ultimately may limit the universe of Investment Funds in which the Fund can invest or the amount that may be invested in certain Investment Funds. Furthermore, although the Fund expects to receive information from each Investment Fund Manager regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information.

If, before the end of any quarter of its taxable year, the Fund believes that it may fail the asset diversification requirement of RIC qualification, the Fund may seek to take certain actions to avert such a failure. However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified assets, may be difficult to pursue because of the limited

CPG Vintage Access Fund IV, LLC

Principal Risk Factors (Unaudited) (Continued)
March 31, 2022

liquidity of the Fund’s investments. While relevant tax provisions afford a RIC a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund’s ability to effect a sale of an Investment Fund may limit the Fund’s use of this cure period. In certain cases, the Fund may be afforded a longer cure period under applicable savings provisions, but the Fund may be subject to a penalty tax in connection with its use of those savings provisions. If the Fund fails to satisfy the asset diversification or other RIC requirements, the Fund may fail to qualify as a RIC under the Code. If the Fund fails to qualify as a RIC, it would become subject to a corporate- level U.S. federal income tax (and any applicable U.S. state and local taxes) and distributions to the Investors generally would be treated as corporate dividends. In addition, the Fund is required each December to make certain “excise tax” calculations based on income and gain information that must be obtained from the Investment Funds. If the Fund does not receive sufficient information from the Investment Funds, it risks failing to satisfy the Subchapter M qualification tests and/ or incurring an excise tax on undistributed income. The Fund may, however, attempt to avoid such outcomes by paying a distribution that is or is considered to be in excess of its current and accumulated earnings and profits for the relevant period (i.e., a return of capital).

In addition, the Fund may directly or indirectly invest in Investment Funds located outside the United States. Such Investment Funds may be subject to withholding taxes and other taxes in such jurisdictions with respect to their investments. In general, a U.S. person will not be able to claim a foreign tax credit or deduction for foreign taxes paid by the Fund. Further, adverse U.S. tax consequences can be associated with certain foreign investments, including potential U.S. withholding taxes on foreign investment entities with respect to their United States investments and potential adverse tax consequences associated with investments in any foreign corporations that are characterized for U.S. federal income tax purposes as “controlled foreign corporations” or “passive foreign investment companies.”

For U.S. federal income tax purposes, the Fund generally will be required to include in income certain amounts that the Fund has not yet received in cash, such as original issue discount (“OID”), which may arise, for example, if the Fund receives warrants in connection with the making of a loan or “payment-in-kind” interest representing contractual interest added to the loan principal balance and due at the end of the loan term. This OID or “payment-in-kind” interest is included in the Fund’s income before the Fund receives any corresponding cash payments. The Fund also may be required to include in income certain other amounts that it will not receive in cash, such as amounts attributable to certain hedging and foreign currency transactions. Since, in certain cases, the Fund may recognize income before or without receiving cash in respect of this income, the Fund may have difficulty meeting the annual distribution requirement for RICs. Accordingly, the Fund may have to sell some of its investments at times that are not advantageous or call capital or reduce new investments to meet these distribution requirements. If the Fund is not able to obtain cash from other sources, it may fail to qualify as a RIC and thus be subject to additional corporate-level income taxes. This failure could have a material adverse effect on the Fund and on any investment in Units.

The Fund may retain some income and capital gains in the future, including for purposes of providing the Fund with additional liquidity, which amounts would be subject to the 4% U.S. federal excise tax. In that event, the Fund will be liable for the tax on the amount by which the Fund does not meet the foregoing distribution requirement.

Cybersecurity Risk. The Fund and its service providers, as well as the Investment Funds and their service providers, are susceptible to operational and information security and related risks of cybersecurity incidents. In general, cyber- incidents can result from deliberate attacks or unintentional events. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make services unavailable to intended users). Cybersecurity incidents affecting the Adviser, the Fund’s administrator, placement agent, sub-placement agents, the Fund’s custodian or other service providers have the ability to cause: (i) disruptions and impact business operations, potentially resulting in financial losses; (ii) interference with the Fund’s ability to calculate its net asset value; (iii) the inability of Investors to transact business with the Fund; (iv) violations of applicable privacy, data security or other laws; (v) regulatory fines and penalties; (vi) reputational damage; (vii) reimbursement or other compensation or remediation costs; (viii) legal fees; or (ix) additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting underlying Investment Funds, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies

CPG Vintage Access Fund IV, LLC

Principal Risk Factors (Unaudited) (Continued)
March 31, 2022

and other financial institutions and other parties. While information risk management systems and business continuity plans have been developed that are designed to reduce the risks associated with cybersecurity, there are inherent limitations in any cybersecurity risk management system or business continuity plan, including the possibility that certain risks have not been identified.

CPG Vintage Access Fund IV, LLC

Recent Changes (Unaudited)
March 31, 2022

The following information in this annual report is a summary of certain changes since March 31, 2021. This information may not reflect all of the changes that have occurred since you purchased the Fund.

During the most recent fiscal year, there have been no material changes to: (i) the Fund’s investment objective and policies that have not been approved by Investors, (ii) principal risk factors associated with investment in the Fund, (iii) the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio; or (iv) the Fund’s organizational agreement that would delay or prevent a change of control of the Fund that have not been approved by Investors, except as follows:

The fund has updated its investment policies and risk factors to reflect the fact that the Fund has been fully committed.

Change in Independent Registered Public Accounting Firm

On November 19, 2021, based on the recommendation of the Audit Committee, the Board, including the Independent Directors voting separately, approved the engagement of PricewaterhouseCoopers LLP (“PwC”) to replace Ernst & Young LLP (“EY”) as the Fund’s independent registered public accounting firm for the current fiscal year ending March 31, 2022, effective upon receipt of a satisfactory independence letter from PwC, which was received on December 20, 2021. Based principally on representations from PwC, the Fund does not know of any direct financial or material indirect financial interest of PwC in the Fund.

The Board’s decision does not reflect any disagreements with or dissatisfaction by the Fund or the Board with the performance of EY. Rather, the Board’s decision was recommended by the Audit Committee in light of the existence of certain business relationships with, and the provision of certain services to, Macquarie and its affiliates that would be considered independence impairing to the Fund under the independence rules of the SEC and the Public Company Accounting Oversight Board. In the event that the Transaction is consummated, EY could not continue to serve as the Fund’s independent registered public accounting firm commencing upon the closing of the Transaction. As a result, EY was replaced as the Fund’s independent registered public accounting firm on December 20, 2021, the effective date of the engagement of PwC.

EY served as the Fund’s independent registered public accounting firm for the fiscal year ended March 31, 2021. EY’s audit report on the Fund’s financial statements as of and for those fiscal years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal year ended March 31, 2021 and through December 20, 2021 (the “Covered Period”): (i) there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of EY would have caused it to make reference to the subject matter of the disagreements in connection with its audit reports for the Covered Period, and (ii) there were no “reportable events” (as that term is described in Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

The Fund provided EY with a copy of the foregoing disclosures, and requested that EY furnish them with a letter addressed to the SEC stating whether or not it agrees with the disclosures. A copy of EY’s letter, stating that it agrees with the disclosures, will be filed with the SEC as an exhibit to the Fund’s Form N CSR for the year ended March 31, 2022.

During the Covered Period, neither the Fund nor any person on its behalf consulted with PwC regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) any matter that was the subject of a “disagreement” or “reportable events” (as those terms are described in Items 304(a)(1)(iv) and the related instruction or 304(a)(1)(v), respectively, of Regulation S-K promulgated under the Exchange Act).

CPG Vintage Access Fund IV, LLC

Fund Management (Unaudited)
March 31, 2022

Board members of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below.

Four of the Directors are not “interested persons” as defined in the Investment Company Act) of the Fund (collectively, the “Independent Directors) and perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years
INDEPENDENT DIRECTORS
Joan Shapiro Green (77) c/o Central Park Group, LLC 125 W 55th Street New York, NY 10019 Chair	Term -Indefinite Length - Since Inception	Board Director (2014-present); Executive Director of National Council of Jewish Women New York (2007-2014); Executive Director of New York Society of Securities Analysts (2004-2006)	9	None
Kristen M. Leopold (54) c/o Central Park Group, LLC 125 W 55th Street New York, NY 10019 Director	Term -Indefinite Length - Since Inception	Independent Consultant to Hedge Funds (2007 - present); Chief Financial Officer of Weston Capital Management, LLC (investment managers) (1997-2006)	9

Blackstone Alternative Investment Funds (1 portfolio) (March 2013 - present); Blackstone Alternative Alpha Fund; Blackstone Alternative Alpha Fund II; Blackstone Alternative Alpha Master Fund; Blackstone Alternative Multi-Manager Fund (2012 – August 2021)

Janet L. Schinderman (71) c/o Central Park Group, LLC 125 W 55th Street New York, NY 10019 Director	Term -Indefinite Length -Since Inception	Self-Employed Educational Consultant since 2006; Associate Dean for Special Projects and Secretary to the Board of Overseers, Columbia Business School of Columbia University (1990-2006)	9	Advantage Advisers Xanthus Fund, L.L.C.
Sharon J. Weinberg (62) c/o Central Park Group, LLC 125 W 55th Street New York, NY 10019 Director	Term -Indefinite Length - Since Inception	Owner, the Chatham Bookstore (March 2021 – present); Co-Founder, Blue Leaf Ventures (investing/consulting) (2018-present) Managing Director, New York Ventures, Empire State Development (2016-2018); Managing Director, JPMorgan Asset Management (2000 - 2015); Vice President, JPMorgan Investment Management (1996 - 2000); Associate, Willkie Farr & Gallagher LLP (1984 - 1996)	9	None

CPG Vintage Access Fund IV, LLC

Fund Management (Unaudited) (Continued)
March 31, 2022

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years
INTERESTED DIRECTORS
Mitchell A. Tanzman (62) c/o Central Park Group, LLC 125 W 55th Street New York, NY 10019 Director and Principal Executive Officer	Term - Indefinite Length -Since Inception	Co-Head/Co-CIO, Wealth Solutions Macquarie Asset Management (since 2022); Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group, LLC (2006-2022)	9	None
OFFICER(S) WHO ARE NOT DIRECTORS
Michael Mascis (54) c/o Central Park Group, LLC 125 W 55th Street New York, NY 10019 Principal Accounting Officer	Term -Indefinite Length -Since Inception	Chief Administrative Officer, Wealth Solutions Macquarie Asset Management (since 2022); Chief Financial Officer of Central Park Group, LLC (2006-2022)	N/A	N/A
Seth L. Pearlstein (56) Central Park Group, LLC 125 W 55th Street New York, NY 10019 Chief Compliance Officer	Term – Indefinite Length – Since Inception

Associate Director, Wealth Solutions Macquarie Asset Management (since 2022); Chief Compliance Officer of Central Park Group, LLC (since 2015); General Counsel and Chief Compliance Officer of W.P. Stewart & Co., Ltd. (2008-2014); previously, Associate General Counsel (2002-2007)

			N/A	N/A
Gregory Brousseau (66) c/o Central Park Group, LLC 125 W 55th Street New York, NY 10019 Vice President	Term - Indefinite Length - Since Inception	Co-Head/Co-CIO, Wealth Solutions Macquarie Asset Management (since 2022); Co-Chief Executive Officer of Central Park Group, LLC (2006-2022)	N/A	N/A
Ruth Goodstein (62) c/o Central Park Group, LLC 125 W 55th Street New York, NY 10019 Vice President	Term - Indefinite Length - Since Inception	Chief Operating Officer, Wealth Solutions Macquarie Asset Management (since 2022); Chief Operating Officer of Central Park Group, LLC (2006-2022)	N/A	N/A
David F. Connor (58) c/o Central Park Group, LLC 125 W 55th Street New York, NY 10019 Vice President	Term - Indefinite Length - Since March 2022	General Counsel of Macquarie Asset Management Public Investments Americas (since 2015)	N/A	N/A

CPG Vintage Access Fund IV, LLC

Fund Management (Unaudited) (Continued)
March 31, 2022

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years
OFFICER(S) WHO ARE NOT DIRECTORS (continued)
Graeme Conway (47) c/o Central Park Group, LLC 125 W 55th Street New York, NY 10019 Vice President	Term - Indefinite Length - Since March 2022	Chief Commercial Officer and Head of Strategic Solutions of Macquarie Asset Management (since 2012)	N/A	N/A
Jerel A. Hopkins (50) c/o Central Park Group, LLC 125 W 55th Street New York, NY 10019 Vice President	Term - Indefinite Length - Since March 2022	Associate General Counsel of Macquarie Asset Management (since 2004)	N/A	N/A
Brian Murray (55) c/o Central Park Group, LLC 125 W 55th Street New York, NY 10019 Vice President	Term - Indefinite Length - Since March 2022	Chief Compliance Officer of Macquarie Asset Management Public Investments (since 2017); Chief Compliance Officer of Macquarie Asset Management (2004 - 2017)	N/A	N/A
Richard Salus (58) c/o Central Park Group, LLC 125 W 55th Street New York, NY 10019 Vice President	Term - Indefinite Length - Since March 2022	Global Head of Fund Services of Macquarie Asset Management (since 2016)	N/A	N/A

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

(b)	Not applicable.

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to the Registrant’s principal executive officer and principal financial officer.

(b) No information needs to be disclosed pursuant to this paragraph.

(c) The Registrant has made no amendments to its Code of Ethics during the period covered by the report to members presented in Item 1 hereto.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the report to members presented in Item 1 hereto.

(e) Not applicable.

(f)

(1) Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(2) Not applicable.

(3) Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that Kristen Leopold is qualified to serve as the audit committee financial expert serving on its audit committee and that he/she is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for the fiscal period December 29, 2020, (commencement of fund operations) to March 31, 2021 and the fiscal year ended March 31, 2022, for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements was $70,000 for 2021 and $75,000 for 2022.

Audit-Related Fees

(b) The aggregate fees billed for the fiscal period December 29, 2020 (commencement of fund operations) to March 31, 2021 and the fiscal year ended March 31, 2022, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2021 and $0 for 2022. The fees listed in item 4 (b) are related to out-of-pocket expenses in relation to the annual audit of the registrant.

Tax Fees

(c) The aggregate fees billed for the fiscal period December 29, 2020 (commencement of fund operations) to March 31, 2021 and the fiscal year ended March 31, 2022, for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $75,000 for 2021 and $0 for 2022.

All Other Fees

(d) The aggregate fees billed in for the fiscal period December 29, 2020 (commencement of fund operations) to March 31, 2021 and the fiscal year ended March 31, 2022, for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2021 and $0 for 2022.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal period December 29, 2020 (commencement of fund operations) to March 31, 2021 and the fiscal year ended March 31, 2022, of the registrant was $75,000 for 2021 and $0 for 2022.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. No such services were provided.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

Investments in the Investment Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Fund may receive notices or proposals from the Investment Funds seeking the consent of or voting by holders ("proxies"). The Fund have delegated any voting of proxies in respect of portfolio holdings to the Adviser to vote the proxies in accordance with the Adviser's proxy voting guidelines and procedures. In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund.

The Adviser will generally vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors. The Adviser will generally vote in favor of management or investor proposals that the Adviser believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors. On non-routine matters, the Adviser will generally vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Fund. In exercising its voting discretion, the Adviser will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Adviser, the Adviser will make written disclosure of the conflict to the Independent Directors indicating how the Adviser proposes to vote on the matter and its reasons for doing so.

The Fund generally intends to hold its interests in the Investment Funds in non-voting form1. Where only voting securities are available for purchase by the Fund, in all, or substantially all, instances, the Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

[1]	The Adviser will consider whether foregoing the right to vote is consistent with its fiduciary duties as an investment adviser. In its deliberations in a particular case, it expects to weigh, among other things, the benefit of foregoing the vote (principally, the increased investment that can be made) with the potential detriment of waiving voting power, considering, among other things, the importance of matters on which investors have the right to vote, the quality of the Investment Fund’s portfolio management and whether the Adviser believes that forgoing the vote would adversely affect the ability of the Fund to fulfill its investment objective.

Information regarding how the Adviser voted proxies related to the Fund's portfolio holdings during the 12-month period ending June 30th will be available, without charge, upon request by calling collect (212) 317-9200, and on the SEC's website at www.sec.gov.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Portfolio Management

Gregory Brousseau and Mitchell A. Tanzman, the Co-Heads/Co-CIOs of Wealth Solutions, Macquarie Asset Management, serve as the Fund’s Portfolio Managers. As Portfolio Managers, Mr. Brousseau and Mr. Tanzman are jointly and primarily responsible for the day-to-day management of the Fund's portfolio.

Gregory Brousseau. Prior to joining Macquarie in March 2022 upon the closing of the Transaction, Mr. Brousseau, a founding member of Central Park Group, served as Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group since 2006. He has over 25 years of experience in alternative investments. Prior to founding Central Park Group, he served as co-head of UBS Financial Services Alternative Investment Group. During Mr. Brousseau's time at UBS, Mr. Brousseau oversaw in excess of $2 billion in hedge fund of fund assets across multiple investment strategies. Prior to that, Mr. Brousseau spent 13 years at Oppenheimer & Co., as an analyst in the firm's merger arbitrage department and ultimately co-managing Oppenheimer's alternative investment department.

Mitchell A. Tanzman. Prior to joining Macquarie in March 2022 upon the closing of the Transaction, Mr. Tanzman, a founding member of Central Park Group, served as Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group since 2006. He has over 25 years of experience in alternative investments. Prior to founding Central Park Group, he served as co-head of UBS Financial Services Alternative Investment Group. During Mr. Tanzman's time at UBS, Mr. Tanzman oversaw in excess of $2 billion in hedge fund of fund assets across multiple investment strategies. Prior to that, Mr. Tanzman worked at Oppenheimer & Co.'s asset management group, ultimately co-managing its alternative investment department.

The Portfolio Managers manage, or are affiliated with, other accounts in addition to the Fund, including other pooled investment vehicles. Because the Portfolio Managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (collectively “Client Accounts”), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, the Portfolio Managers may have an incentive to not favor the Fund over the Client Accounts. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Each Portfolio Manager's compensation is comprised of a fixed annual salary and a discretionary bonus paid by an affiliate of the Adviser and not by the Master Fund or Fund.

The following table lists the number and types of accounts, other than the Fund, managed by the Fund's Portfolio Managers and estimated assets under management in those accounts, as of March 31, 2022.

Gregory Brousseau

Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Number of Accounts[1]	Assets Managed	Number of Accounts[1]	Assets Managed	Number of Accounts[1]	Assets Managed
5	$2,809 million	1	$67 million	0	N/A

Mitchell A. Tanzman

Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Number of Accounts[1]	Assets Managed	Number of Accounts[1]	Assets Managed	Number of Accounts[1]	Assets Managed
5	$2,809 million	1	$67 million	0	N/A

[1]	None of the accounts charges any performance-based advisory fees.

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member:
Gregory Brousseau	$0
Mitchell A. Tanzman	$0

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant’s nominating committee reviews and considers, as it deems appropriate after taking into account, among other things, the factors listed in its charter, nominations of potential Directors made by the registrant’s management and by the registrant’s Investors who have sent to Gregory S. Rowland, Esq., legal counsel for the Independent Directors, at c/o Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, NY 10017, such nominations, which include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, including without limitation the biographical information and the qualifications of the proposed nominees. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected, and such additional information must be provided regarding the recommended nominee as is reasonably requested by the nominating committee. The nominating committee meets as is necessary or appropriate.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Not applicable.

(c) The Proxy Voting Policies are attached herewith.

(d) Letter of Independent Registered Account Firm is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	CPG Vintage Access Fund IV, LLC

By (Signature and Title)*	/s/ Mitchell A. Tanzman
Mitchell A. Tanzman
(Principal Executive Officer)

Date	June 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mitchell A. Tanzman
Mitchell A. Tanzman
(Principal Executive Officer)

Date	June 9, 2022

By (Signature and Title)*	/s/ Michael Mascis
Michael Mascis
(Principal Financial Officer)

Date	June 9, 2022

*	Print the name and title of each signing officer under his or her signature.